As filed with the Securities and Exchange Commission on January 3, 2020
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21169
NEUBERGER BERMAN NEW YORK MUNICIPAL FUND INC.
(Exact name of registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of principal executive offices – Zip Code)
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman New York Municipal Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)
Registrant's telephone number, including area code: (212) 476-8800

Date of fiscal year end: October 31
Date of reporting period: October 31, 2019
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.
Following is a copy of the annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman Municipal Closed-End Funds Neuberger Berman California Municipal Fund Inc. Neuberger Berman Municipal Fund Inc. Neuberger Berman New York Municipal Fund Inc.

Annual Report October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.nb.com/CEFliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

President’s Letter	1

PORTFOLIO COMMENTARIES	2

SCHEDULES OF INVESTMENTS
California Municipal Fund Inc.	6
Municipal Fund Inc.	12
New York Municipal Fund Inc.	23

FINANCIAL STATEMENTS	29

FINANCIAL HIGHLIGHTS/PER SHARE DATA
California Municipal Fund Inc.	40
Municipal Fund Inc.	41
New York Municipal Fund Inc.	42

Report of Independent Registered Public Accounting Firm	44
Distribution Reinvestment Plan for each Fund	45
Directory	48
Directors and Officers	49
Proxy Voting Policies and Procedures	60
Quarterly Portfolio Schedule	60
Notice to Stockholders	61
Report of Votes of Stockholders	62
Board Consideration of the Management Agreements	63

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2019 Neuberger Berman Investment Advisers LLC. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present this annual report for Neuberger Berman California Municipal Fund Inc. (NBW), Neuberger Berman Municipal Fund Inc. (NBH) and Neuberger Berman New York Municipal Fund Inc. (NBO and, together with NBW and NBH, the Funds) for the 12 months ended October 31, 2019. The report includes for each Fund a portfolio commentary, a listing of the Fund’s investments and its audited financial statements for the reporting period.

Each Fund’s investment objective is to provide a high level of current income exempt from federal income tax and, for the state-specific Funds, NBW seeks to provide income that is also exempt from California’s personal income taxes and NBO seeks to provide income that is also exempt from New York State and New York City personal income tax. The Funds may invest in securities the interest on which is subject to the federal alternative minimum tax.

We maintain a conservative investment philosophy and disciplined investment process in an effort to provide you with tax-exempt current income over the long term with less volatility and risk.

On April 2, 2019, each Fund announced that it had extended the term of its existing Variable Rate Municipal Term Preferred Shares (VMTP Shares) to March 31, 2022. Each Fund’s VMTP Shares previously had a term redemption date of on or about June 30, 2019. In addition, each Fund redeemed a portion of its outstanding VMTP Shares on April 1, 2019. The redemption price for the VMTP Shares was the $100,000 liquidation preference per share, plus the final accumulated distribution amounts owed. NBH redeemed 90 VMTP Shares and has 1,704 VMTP Shares outstanding. NBW redeemed 40 VMTP Shares and has 550 VMTP Shares outstanding. NBO redeemed 20 VMTP Shares and has 463 VMTP Shares outstanding.

Thank you for your confidence in the Funds. We will continue to do our best to retain your trust in the years to come.

Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman California Municipal Fund Inc.
Neuberger Berman Municipal Fund Inc.
Neuberger Berman New York Municipal Fund Inc.

1

Neuberger Berman Municipal Closed-End Funds Portfolio Commentaries (Unaudited)

For the 12–month reporting period ended October 31, 2019, on a net asset value (NAV) basis, all three of the Neuberger Berman Municipal Closed-End Funds outperformed their benchmark, the Bloomberg Barclays 10-Year Municipal Bond Index (the Index). Neuberger Berman California Municipal Fund Inc. (NBW), Neuberger Berman Municipal Fund Inc. (NBH) and Neuberger Berman New York Municipal Fund Inc. (NBO and, together with NBW and NBH, the Funds) generated a 13.19%, 11.18% and 9.96% total return, respectively, whereas the Index generated a 9.88% total return for the same period. (Fund performance on a market price basis is provided in the table immediately following this commentary.) The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) contributed to performance given the positive price return for the municipal bond market during the reporting period.

The investment grade municipal bond market generated a strong absolute return, but lagged the taxable bond market on a relative basis during the reporting period. All told, the Bloomberg Barclays Municipal Bond Index returned 9.42% for the 12 months ended October 31, 2019, whereas the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 11.51% for the same period. Both short- and long-term U.S. Treasury yields moved sharply lower as the U.S. Federal Reserve (Fed) had a “dovish pivot” and lowered interest rates three times during the second half of the reporting period. Municipal securities were also supported by overall positive fundamentals as well as strong investor demand at times.

The Funds maintained a lower quality relative to that of the Index as we sought to generate additional yield. This was positive for results given the relative outperformance of lower quality bonds. Security selection, overall, was additive for returns. All three Funds benefited from their allocation to Puerto Rico-issued bonds. NBW and NBH were aided by their allocation to tobacco securitization bonds. NBH’s exposure to Illinois state general obligation bonds also contributed to its performance. On the downside, duration positioning was a headwind for the Funds’ performance. In particular, having durations that were shorter than the Index detracted from results as rates moved lower across the yield curve.

Among the adjustments we made to each Fund’s portfolio during the reporting period, we modestly shortened each Fund’s overall duration during the reporting period. We also increased each Fund’s exposures to non-investment grade securities.

Our main thesis since early 2019 was that global growth would slow, but we would experience a global soft economic landing, which would ultimately provide support for fixed income assets. Despite periods of volatility, our outlook for the municipal bond market continues to look promising for the balance of 2019, in our opinion. We anticipate that demand from retail and institutional investors will likely mitigate the larger than expected supply that may be present during the fourth quarter of 2019. While we anticipate economic growth to moderate, we do not anticipate any systemic deterioration in overall municipal credit quality. We continue to seek out attractive opportunities for each Fund.

Sincerely,

James L. Iselin and S. Blake Miller
Portfolio Co-Managers

The portfolio composition, industries and holdings of each Fund are subject to change without notice.

The opinions expressed are those of the Funds’ portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by a Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

2

TICKER SYMBOLS
California Municipal Fund Inc.	NBW
Municipal Fund Inc.	NBH
New York Municipal Fund Inc.	NBO

CALIFORNIA MUNICIPAL
FUND INC. PORTFOLIO
BY STATE AND TERRITORY
(as a % of Total Investments*)
American Samoa	0.4%
California	87.5
Guam	0.7
Illinois	0.8
Kansas	0.3
Louisiana	0.4
New Jersey	0.6
New York	0.5
North Carolina	0.4
Ohio	2.8
Pennsylvania	1.5
Puerto Rico	3.4
Texas	0.5
Wisconsin	0.2
Total	100.0%

* Does not include the impact of the Fund’s open positions in derivatives, if any.

NEW YORK MUNICIPAL
FUND INC. PORTFOLIO
BY STATE AND TERRITORY
(as a % of Total Investments*)
American Samoa	0.4%
California	2.8
Guam	1.8
Illinois	0.9
Kansas	0.4
Louisiana	0.4
New York	84.6
Ohio	0.4
Pennsylvania	1.8
Puerto Rico	4.4
Texas	0.6
Wisconsin	0.3
Other	1.2
Total	100.0%

* Does not include the impact of the Fund’s open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS[1]
		Average Annual Total Return
	Inception	Ended 10/31/2019
At NAV[2]	Date	1 Year	5 Years	10 Years	Life of Fund
California Municipal Fund Inc.	09/24/2002	13.19%	4.85%	6.03%	5.78%
Municipal Fund Inc.	09/24/2002	11.18%	4.63%	6.60%	6.06%
New York Municipal Fund Inc.	09/24/2002	9.96%	3.78%	5.06%	5.13%
At Market Price[3]
California Municipal Fund Inc.	09/24/2002	19.96%	2.49%	5.82%	4.81%
Municipal Fund Inc.	09/24/2002	29.92%	5.87%	7.67%	5.88%
New York Municipal Fund Inc.	09/24/2002	15.71%	1.77%	4.66%	4.07%
Index
Bloomberg Barclays 10-Year
Municipal Bond Index[4]		9.88%	3.68%	4.70%	4.56%

Listed closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/cef-performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of a Fund’s common stock.

The investment return and market price will fluctuate and shares of a Fund’s common stock may trade at prices above or below NAV. Shares of a Fund’s common stock, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC had not waived a portion of its investment management fees during certain of the periods shown. The waived fees are from prior years that are no longer disclosed in the Financial Highlights.

MUNICIPAL FUND INC. PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments*)
Alabama	0.5%	Nevada	0.5
American Samoa	0.4	New Jersey	6.6
Arizona	1.7	New Mexico	0.3
California	19.8	New York	6.9
Colorado	3.1	North Carolina	0.8
Connecticut	0.2	Ohio	4.6
District of Columbia	1.5	Oklahoma	0.7
Florida	3.7	Oregon	0.0
Georgia	0.8	Pennsylvania	4.7
Guam	1.0	Puerto Rico	3.8
Hawaii	1.7	South Carolina	0.7
Illinois	13.5	Tennessee	0.5
Indiana	0.9	Texas	3.3
Iowa	0.1	Utah	2.0
Kentucky	0.0	Vermont	1.6
Louisiana	1.6	Virginia	0.2
Massachusetts	1.8	Washington	1.8
Michigan	1.8	Wisconsin	3.1
Minnesota	3.5	Total	100.0%
Mississippi	0.3

* Does not include the impact of the Fund’s open positions in derivatives, if any.

3

Endnotes

1	A portion of each Fund’s income may be a tax preference item for purposes of the federal alternative minimum tax for certain stockholders.

2	Returns based on the NAV of each Fund.

3	Returns based on the market price of shares of each Fund’s common stock on the NYSE American.

4	Please see “Description of Index” on page 5 for a description of the index.

For more complete information on any of the Neuberger Berman Municipal Closed-End Funds, call Neuberger Berman Investment Advisers LLC at (800) 877-9700, or visit our website at www.nb.com.

4

Description of Index
Bloomberg Barclays 10-Year Municipal Bond Index:

The index is the 10-year (8-12 years to maturity) component of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt bond market and has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds.

5

Schedule of Investments California Municipal Fund Inc.^
October 31, 2019

PRINCIPAL AMOUNT		Value

Municipal Notes 164.5%

American Samoa 0.7%
$600,000	American Samoa Econ. Dev. Au. Gen. Rev. Ref., Ser. 2015-A, 6.25%, due 9/1/2029	$638,982

California 143.9%
1,000,000	Bay Area Toll Au. Toll Bridge Rev., Ser. 2013-S-4, 5.00%, due 4/1/2027	1,133,340
	Pre-Refunded 4/1/2023
	California Ed. Facs. Au. Ref. Rev. (Univ. of Redlands)
250,000	Ser. 2016-A, 5.00%, due 10/1/2028	302,420
260,000	Ser. 2016-A, 3.00%, due 10/1/2029	275,233
400,000	Ser. 2016-A, 3.00%, due 10/1/2030	419,648
1,000,000	California Ed. Facs. Au. Rev. (Green Bond- Loyola Marymount Univ.), Ser. 2018-B, 5.00%,	1,215,780
	due 10/1/2048
1,000,000	California Hlth. Facs. Fin. Au. Rev. (Children’s Hosp. Los Angeles), Ser. 2012-A, 5.00%,	1,101,480
	due 11/15/2026
1,000,000	California Infrastructure & Econ. Dev. Bank St. Sch. Fund Lease Rev. (King City Joint Union	1,011,190
	High Sch. Dist. Fin.), Ser. 2010, 5.13%, due 8/15/2024
1,000,000	California Muni. Fin. Au. Charter Sch. Lease Rev. (Sycamore Academy Proj.), Ser. 2014,	1,060,100	(a)(b)
	5.63%, due 7/1/2044
500,000	California Muni. Fin. Au. Charter Sch. Lease Rev. (Vista Charter Middle Sch. Proj.), Ser. 2014,	548,815
	5.13%, due 7/1/2029
255,000	California Muni. Fin. Au. Charter Sch. Rev. (John Adams Academics Proj.), Ser. 2015-A,	265,118
	4.50%, due 10/1/2025
1,000,000	California Muni. Fin. Au. Charter Sch. Rev. (Palmdale Aerospace Academy Proj.), Ser. 2016,	1,125,000	(a)
	5.00%, due 7/1/2031
500,000	California Muni. Fin. Au. Rev. (Baptist Univ.), Ser. 2015-A, 5.00%, due 11/1/2030	572,450	(a)
	California Muni. Fin. Au. Rev. (Biola Univ.)
375,000	Ser. 2013, 4.00%, due 10/1/2025	405,814
410,000	Ser. 2013, 4.00%, due 10/1/2026	442,275
455,000	Ser. 2013, 4.00%, due 10/1/2027	489,598
700,000	California Muni. Fin. Au. Rev. (Chevron U.S.A.-Rec. Zone BDS), Ser. 2010-C, 1.00%,	700,000	(c)
	due 11/1/2035
600,000	California Muni. Fin. Au. Rev. (Southwestern Law Sch.), Ser. 2011, 6.00%, due 11/1/2026	658,434
	California Muni. Fin. Au. Rev. (Touro College & Univ. Sys. Obligated Group)
605,000	Ser. 2014-A, 4.00%, due 1/1/2027	640,126
630,000	Ser. 2014-A, 4.00%, due 1/1/2028	663,012
330,000	Ser. 2014-A, 4.00%, due 1/1/2029	345,758
1,000,000	California Muni. Fin. Au. Spec. Fac. Rev. (United Airlines, Inc., Proj.), Ser. 2019, 4.00%,	1,134,290	(d)
	due 7/15/2029
2,000,000	California Muni. Fin. Au. Std. Hsg. Rev. (CHF-Davis I, LLC-West Villiage Std. Hsg. Proj.),	2,188,580
	Ser. 2018, (BAM Insured), 4.00%, due 5/15/2048
400,000	California Sch. Fac. Fin. Au. Rev. (Alliance College - Ready Pub. Sch. Proj.), Ser. 2015-A,	457,760	(a)
	5.00%, due 7/1/2030
1,500,000	California Sch. Fac. Fin. Au. Rev. (Green Dot Pub. Sch. Proj.), Ser. 2018-A, 5.00%,	1,751,250	(a)
	due 8/1/2048
	California Sch. Fac. Fin. Au. Rev. (KIPP LA Proj.)
400,000	Ser. 2017-A, 4.00%, due 7/1/2023	432,592	(a)
330,000	Ser. 2014-A, 4.13%, due 7/1/2024	349,632
375,000	Ser. 2017-A, 5.00%, due 7/1/2025	437,618	(a)
130,000	Ser. 2017-A, 5.00%, due 7/1/2027	157,209	(a)
2,195,000	California St. Dept. of Veterans Affairs Home Purchase Ref. Rev., Ser. 2016-A, 3.00%,	2,291,470
	due 6/1/2029
	California St. Dept. of Wtr. Res. Ctr. Valley Proj. Rev. (Wtr. Sys.)
15,000	Ser. 2012-AN, 5.00%, due 12/1/2021	16,161
540,000	Ser. 2012-AN, 5.00%, due 12/1/2021	584,609
	California St. Dept. of Wtr. Res. Pwr. Supply Rev.
1,240,000	Ser. 2010-L, 5.00%, due 5/1/2022 Pre-Refunded 5/1/2020	1,264,639
760,000	Ser. 2010-L, 5.00%, due 5/1/2022	774,645
1,500,000	California St. G.O., Ser. 2012, 5.00%, due 2/1/2027	1,629,060

See Notes to Financial Statements	6

Schedule of Investments California Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		Value

$2,000,000	California St. Poll. Ctrl. Fin. Au. Rev. (San Jose Wtr. Co. Proj.), Ser. 2016, 4.75%,	$2,262,720
	due 11/1/2046
710,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerage Redak Svcs. So.	355,000	(a)(b)(e)
	California LLC Proj.), Ser. 2016, 7.00%, due 12/1/2027
600,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Calplant I Green Bond Proj.),	581,832	(a)
	Ser. 2019, 7.50%, due 12/1/2039
550,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Green Bond-Rialto Bioenergy Fac.	572,319	(a)
	LLC, Proj.), Ser. 2019, 7.50%, due 12/1/2040
2,000,000	California St. Poll. Ctrl. Fin. Au. Wtr. Furnishing Rev., Ser. 2012, 5.00%, due 7/1/2027	2,176,800	(a)
1,095,000	California St. Pub. Works Board Lease Rev. (California Comm. Colleges), Ser. 2004-B,	1,098,635
	5.50%, due 6/1/2020
415,000	California St. Sch. Fin. Au. Charter Sch. Rev. (Downtown College Prep-Oblig. Group), Ser.	445,735	(a)
	2016, 4.50%, due 6/1/2031
400,000	California St. Sch. Fin. Au. Charter Sch. Rev. (Rocketship Edu.), Ser. 2016-A, 5.00%,	430,980	(a)
	due 6/1/2031
1,060,000	California St. Sch. Fin. Au. Ed. Facs. Rev. (New Designs Charter Sch. Administration Campus	1,188,939	(a)
	Proj.), Ser. 2019-A, 5.00%, due 6/1/2050
445,000	California St. Sch. Fin. Au. Ed. Facs. Rev. (Partnerships Uplifts Comm. Valley Proj.),	473,916	(a)
	Ser. 2014-A, 5.35%, due 8/1/2024
1,000,000	California St. Var. Purp. G.O., Ser. 2012, 4.00%, due 9/1/2021	1,052,990
1,200,000	California Statewide CDA College Hsg. Rev. (NCCD-Hooper Street LLC-College of the Arts	1,375,020	(a)
	Proj.), Ser. 2019, 5.25%, due 7/1/2052
1,325,000	California Statewide CDA Hosp. Rev. (Methodist Hosp. of Southern Proj.), Ser. 2018, 4.25%,	1,452,783
	due 1/1/2043
720,000	California Statewide CDA Rev. (Henry Mayo Newhall Mem. Hosp.), Ser. 2014-A, (AGM	834,732
	Insured), 5.00%, due 10/1/2026
500,000	California Statewide CDA Rev. (Loma Linda Univ. Med. Ctr.), Ser. 2018-A, 5.50%,	586,310	(a)
	due 12/1/2058
700,000	California Statewide CDA Rev. (Redwoods Proj.), Ser. 2013, 5.00%, due 11/15/2028	805,266
285,000	California Statewide CDA Rev. (Sr. Living So. California Presbyterian Homes), Ser. 2009,	285,453	(a)
	6.25%, due 11/15/2019
600,000	California Statewide CDA Rev. Ref. (Lancer Ed. Std. Hsg. Proj.), Ser. 2016-A, 5.00%,	675,300	(a)
	due 6/1/2036
1,500,000	California Statewide CDA Rev. Ref. (Loma Linda Univ. Med. Ctr.), Ser. 2014-A, 5.25%,	1,714,440
	due 12/1/2029
1,500,000	California Statewide CDA Rev. Ref. (Redlands Comm. Hosp.), Ser. 2016, 4.00%,	1,620,870
	due 10/1/2041
1,115,000	California Statewide CDA Spec. Tax Rev. Ref. (Comm. Facs. Dist. #2007-01 Orinda Wilder	1,269,495
	Proj.), Ser. 2015, 4.50%, due 9/1/2025
2,055,000	California Statewide CDA Std. Hsg. Rev. (Univ. of Irvin Campus Apts. Phase IV), Ser. 2017-A,	2,481,803
	5.00%, due 5/15/2032
500,000	California Statewide CDA Std. Hsg. Rev. Ref. (Baptist University), Ser. 2017-A, 5.00%,	589,645	(a)
	due 11/1/2032
2,000,000	Contra Costa Co. Redev. Agcy. Successor Agcy. Tax Allocation Ref., Ser. 2017-A, (BAM	2,491,660
	Insured), 5.00%, due 8/1/2031
	Corona Norco Unified Sch. Dist. Pub. Fin. Au. Sr. Lien Rev.
350,000	Ser. 2013-A, 5.00%, due 9/1/2026	394,888
560,000	Ser. 2013-A, 5.00%, due 9/1/2027	630,493
1,365,000	Daly City Hsg. Dev. Fin. Agcy. Rev. Ref. (Franciscan Mobile Home Park), Ser. 2007-A, 5.00%,	1,369,000
	due 12/15/2021
2,000,000	Davis Joint Unified Sch. Dist. Cert. of Participation (Yolo Co.), Ser. 2014, (BAM Insured),	2,243,620
	4.00%, due 8/1/2024
1,250,000	Emeryville Redev. Agcy. Successor Agcy. Tax Allocation Ref. Rev., Ser. 2014-A, (AGM	1,475,100
	Insured), 5.00%, due 9/1/2025
1,500,000	Foothill-Eastern Trans. Corridor Agcy. Toll Road Rev. Ref., Subser. 2014-B2, 3.50%,	1,569,780
	due 1/15/2053
	Golden St. Tobacco Securitization Corp. Tobacco Settlement Rev. Ref.
2,000,000	Ser. 2018-A-1, 5.00%, due 6/1/2047	2,055,820
5,000,000	Ser. 2018-A-2, 5.00%, due 6/1/2047	5,139,550
1,000,000	Imperial Comm. College Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A, (AGM	1,304,430
	Insured), 6.75%, due 8/1/2040 Pre-Refunded 8/1/2025

See Notes to Financial Statements	7

Schedule of Investments California Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		Value

$1,000,000	Inglewood Unified Sch. Dist. Facs. Fin. Au. Rev., Ser. 2007, (AGM Insured), 5.25%,	$1,186,670
	due 10/15/2026
	Irvine Spec. Tax (Comm. Facs. Dist. Number 2005-2)
150,000	Ser. 2013, 4.00%, due 9/1/2023	165,858
300,000	Ser. 2013, 4.00%, due 9/1/2024	331,122
450,000	Ser. 2013, 4.00%, due 9/1/2025	495,972
645,000	Ser. 2013, 3.50%, due 9/1/2026	696,877
690,000	Ser. 2013, 3.63%, due 9/1/2027	746,552
680,000	Jurupa Pub. Fin. Auth. Spec. Tax Rev., Ser. 2014-A, 5.00%, due 9/1/2024	804,209
	La Verne Cert. of Participation (Brethren Hillcrest Homes)
315,000	Ser. 2014, 5.00%, due 5/15/2026	340,304
500,000	Ser. 2014, 5.00%, due 5/15/2029	536,055
1,105,000	Lodi Pub. Fin. Au. Lease Rev., Ser. 2012, 5.25%, due 10/1/2026	1,197,975
500,000	Los Angeles Dept. of Wtr. & Pwr. Rev. Ref., Subser. 2001-B-3, (LOC: Barclays Bank PLC),	500,000	(c)
	0.97%, due 7/1/2034
2,000,000	Los Angeles Muni. Imp. Corp. Lease Ref. Rev. (Real Property), Ser. 2012-C, 5.00%,	2,178,780
	due 3/1/2027
820,000	Mountain House Pub. Fin. Au. Utils. Sys. Rev., Ser. 2007, 5.00%, due 12/1/2022	822,353
1,385,000	Ohlone Comm. College Dist. G.O. (Election 2010), Ser. 2014-B, 0.00%, due 8/1/2029	1,024,609
500,000	Oroville Rev. (Oroville Hosp.), Ser. 2019, 5.25%, due 4/1/2049	586,960
1,490,000	Oxnard Harbor Dist. Rev., Ser. 2011-B, 4.50%, due 8/1/2024	1,680,005
1,250,000	Palomar Hlth. Ref. Rev., Ser. 2016, 4.00%, due 11/1/2039	1,315,338
1,000,000	Rancho Cucamonga Redev. Agcy. Successor Agcy. Tax Allocation Rev. (Rancho Redev. Proj.),	1,170,850
	Ser. 2014, (AGM Insured), 5.00%, due 9/1/2027
	Riverside Co. Comm. Facs. Dist. Spec. Tax Rev. (Scott Road)
200,000	Ser. 2013, 4.00%, due 9/1/2021	206,804
600,000	Ser. 2013, 5.00%, due 9/1/2025	652,464
	Riverside Co. Trans. Commission Toll Rev. Sr. Lien (Cap. Appreciation)
1,320,000	Ser. 2013-B, 0.00%, due 6/1/2022	1,260,429
1,500,000	Ser. 2013-B, 0.00%, due 6/1/2023	1,404,345
	Romoland Sch. Dist. Spec. Tax Ref. (Comm. Facs. Dist. Number 2006-1)
100,000	Ser. 2017, 4.00%, due 9/1/2029	111,419
200,000	Ser. 2017, 4.00%, due 9/1/2030	221,276
525,000	Ser. 2017, 3.25%, due 9/1/2031	547,874
1,700,000	Sacramento Area Flood Ctrl. Agcy. Ref. (Consol Capital Assessment Dist. Number 2),	2,009,281
	Ser. 2016-A, 5.00%, due 10/1/2047
	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.)
1,000,000	Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/2024	1,204,340
400,000	Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/2026	508,916
1,950,000	Sacramento Co. Arpt. Sys. Rev. Ref., Ser. 2018-C, 5.00%, due 7/1/2033	2,393,079
500,000	Sacramento Spec. Tax (Natomas Meadows Comm. Facs. Dist. Number 2007-01),	562,225	(a)
	Ser. 2017, 5.00%, due 9/1/2047
1,000,000	San Francisco City & Co. Unified Sch. Dist. Ref. Rev., Ser. 2012, 4.00%, due 6/15/2025	1,018,160
385,000	San Jose Multi-Family Hsg. Rev. (Fallen Leaves Apts. Proj.), Ser. 2002-J1, (AMBAC Insured),	385,485
	4.95%, due 12/1/2022
1,070,000	San Juan Unified Sch. Dist. G.O., Ser. 2012-C, 4.00%, due 8/1/2025	1,125,661
3,000,000	San Mateo Co. Joint Pwr. Fin. Au. Lease Rev. (Capital Proj.), Ser. 2018-A, 4.00%,	3,374,760	(f)
	due 7/15/2052
685,000	San Mateo Foster City Sch. Dist. G.O. (Election 2015), Ser. 2016-A, 4.00%, due 8/1/2029	785,428
	San Mateo Union High Sch. Dist. G.O. (Election 2010)
105,000	Ser. 2011-A, 0.00%, due 9/1/2025	80,858
895,000	Ser. 2011-A, 0.00%, due 9/1/2025 Pre-Refunded 9/1/2021	690,725
1,390,000	San Rafael Redev. Agcy. Tax Allocation Ref. (Central San Rafael Redev. Proj.), Ser. 2009,	1,394,128
	(Assured Guaranty Insured), 5.00%, due 12/1/2021
	Santa Maria Bonita Sch. Dist. Cert. of Participation (New Sch. Construction Proj.)
310,000	Ser. 2013, (BAM Insured), 3.25%, due 6/1/2025	332,475
575,000	Ser. 2013, (BAM Insured), 3.50%, due 6/1/2026	614,537
325,000	Ser. 2013, (BAM Insured), 3.50%, due 6/1/2027	345,790
270,000	Ser. 2013, (BAM Insured), 3.50%, due 6/1/2028	286,370
1,000,000	Santa Monica-Malibu Unified Sch. Dist. Ref. G.O., Ser. 2013, 3.00%, due 8/1/2027	1,055,520
1,000,000	Successor Agcy. to the Monrovia Redev. Agcy. Tax Allocation Rev. (Cent. Redev. Proj.), Ser.	1,089,460
	2013, 5.00%, due 8/1/2026

See Notes to Financial Statements	8

Schedule of Investments California Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		Value

$215,000	Sulphur Springs Union Sch. Dist. Cert. of Participation Conv. Cap. Appreciation Bonds, Ser.	$232,619
	2010, (AGM Insured), 6.50%, due 12/1/2037
1,145,000	Sulphur Springs Union Sch. Dist. Cert. of Participation Conv. Cap. Appreciation Bonds	1,445,150
	(Unrefunded), Ser. 2010, (AGM Insured), 6.50%, due 12/1/2037
2,000,000	Sweetwater Union High Sch. Dist. Pub. Fin. Au. Rev., Ser. 2013, (BAM Insured), 5.00%,	2,260,820
	due 9/1/2025
500,000	Tobacco Securitization Au. Southern California Tobacco Settlement Rev. Ref. (San Diego Co.	595,440	(d)
	Asset Securitization Corp.), Ser. 2019-A, Class 1, 5.00%, due 6/1/2048
500,000	Univ. of California Rev. Ref., Ser. 2013-AL-4, 1.00%, due 5/15/2048	500,000	(c)
485,000	Vernon Elec. Sys. Rev., Ser. 2009-A, 5.13%, due 8/1/2021	486,698
3,000,000	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C,	4,232,370
	6.88%, due 8/1/2037
3,500,000	William S.Hart Union High Sch. Dist. G.O. Cap. Appreciation (Election 2001), Ser. 2005-B,	3,136,280
	(AGM Insured), 0.00%, due 9/1/2026
2,250,000	Wiseburn Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-B, (AGM Insured),	2,334,083	(g)
	0.00%, due 8/1/2036
		124,516,188

Guam 1.2%
1,000,000	Guam Gov’t Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/2025	1,027,000
	Pre-Refunded 7/1/2020

Illinois 1.3%
1,000,000	Chicago Ref. G.O., Ser. 2003-B, 5.00%, due 1/1/2023	1,075,350

Kansas 0.6%
500,000	Goddard Kansas Sales Tax Spec. Oblig. Rev. Ref. (Olympic Park Star Bond Proj.), Ser. 2019,	494,380	(d)
	3.60%, due 6/1/2030

Louisiana 0.6%
500,000	Louisiana Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.), Ser.	536,440
	2013-A, 7.63%, due 12/15/2028

New Jersey 0.9%
750,000	New Jersey St. Econ. Dev. Au. Rev. (Continental Airlines, Inc., Proj.), Ser. 1999, 5.13%, due	806,940
	9/15/2023

New York 0.8%
650,000	Build NYC Res. Corp. Rev., Ser. 2014, 5.25%, due 11/1/2034	700,446

North Carolina 0.7%
555,000	North Carolina Med. Care Commission Hlth. Care Fac. First Mtge. Rev. (Lutheran Svcs. for	582,311
	Aging, Inc.), Ser. 2012-A, 4.25%, due 3/1/2024

Ohio 4.5%
3,900,000	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Rev. (Turbo), Ser. 2007-A-2, 5.88%,	3,910,686
	due 6/1/2030

Pennsylvania 2.4%
	Pennsylvania St. Turnpike Commission Rev.
285,000	Subser. 2010-B2, 6.00%, due 12/1/2034 Pre-Refunded 12/1/2020	299,660
305,000	Subser. 2010-B2, 6.00%, due 12/1/2034 Pre-Refunded 12/1/2020	320,689
1,410,000	Subser. 2010-B2, 6.00%, due 12/1/2034 Pre-Refunded 12/1/2020	1,482,531
		2,102,880

See Notes to Financial Statements	9

Schedule of Investments California Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		Value

Puerto Rico 5.6%
$1,000,000	Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002-A, (AGM Insured), 5.25%, due 8/1/2021	$1,017,890
3,662,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2018-A-1, 5.00%, due 7/1/2058	3,844,368
		4,862,258

Texas 0.9%
300,000	Mission Econ. Dev. Corp. Wtr. Supply Rev. (Green Bond-Env. Wtr. Minerals Proj.), Ser. 2015,	270,000	(a)(b)(e)
	7.75%, due 1/1/2045
450,000	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Bridgemoor Plano Proj.), Ser. 2018-A,	475,992
	7.25%, due 12/1/2053
		745,992

Wisconsin 0.4%
300,000	Pub. Fin. Au. Retirement Fac. Rev. Ref. (Friends Homes), Ser. 2019, 5.00%, due 9/1/2054	327,645	(a)

	Total Investments 164.5% (Cost $130,302,885)	142,327,498

	Liabilities Less Other Assets (1.0)%	(857,554)

	Liquidation Value of Variable Rate Municipal Term Preferred Shares (net of unamortized	(54,964,969)
	deferred offering costs of $35,031) (63.5)%

	Net Assets Applicable to Common Stockholders 100.0%	$86,504,975

(a)	Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2019, these securities amounted to $16,891,098, which represents 19.5% of net assets applicable to common stockholders of the Fund. Securities denoted with (a) but without (b), if any, have been deemed by the investment manager to be liquid.

(b)	Illiquid security.

(c)	Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2019.

(d)	When-issued security. Total value of all such securities at October 31, 2019, amounted to $2,224,110, which represents 2.6% of net assets applicable to common stockholders of the Fund.

(e)	Defaulted Security.

(f)	All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of $3,374,760.

(g)	Currently a zero coupon security; will convert to 7.30% on August 1, 2026.

See Notes to Financial Statements	10

Schedule of Investments California Municipal Fund Inc.^
(cont’d)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2019:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$142,327,498	$—	$142,327,498
Total Investments	$—	$142,327,498	$—	$142,327,498

(a)	The Schedule of Investments provides a categorization by state/territory for the portfolio.

^	A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements	11

Schedule of Investments Municipal Fund Inc.^
October 31, 2019

PRINCIPAL AMOUNT		VALUE

Municipal Notes 157.8%

Alabama 0.7%
$1,900,000	Selma IDB Rev. (Int’l Paper Co. Proj.), Ser. 2011-A, 5.38%, due 12/1/2035	$2,045,008

American Samoa 0.6%
1,700,000	American Samoa Econ. Dev. Au. Gen. Rev. Ref., Ser. 2015-A, 6.25%, due 9/1/2029	1,810,449

Arizona 2.7%
500,000	Maricopa Co. Ind. Dev. Au. Ed. Ref. Rev. (Paradise Sch. Proj. Paragon Management, Inc.),	546,665	(a)
	Ser. 2016, 5.00%, due 7/1/2036
1,500,000	Maricopa Co. Ind. Dev. Au. Sr. Living Facs. Rev. (Christian Care Surprise, Inc. Proj.),	1,534,500	(a)
	Ser. 2016, 5.00%, due 1/1/2026
2,250,000	Navajo Nation Ref. Rev., Ser. 2015-A, 5.00%, due 12/1/2025	2,513,543	(a)
2,220,000	Phoenix Ind. Dev. Au. Ed. Rev. (Great Hearts Academies Proj.), Ser. 2014, 3.75%,	2,305,514
	due 7/1/2024
400,000	Phoenix Ind. Dev. Au. Rev. (Deer Valley Veterans Assisted Living Proj.), Ser. 2016-A, 5.13%,	405,192
	due 7/1/2036
1,500,000	Phoenix Ind. Dev. Au. Solid Waste Disp. Rev. (Vieste Spec. LLC), Ser. 2013-A, 4.38%,	45,000	(b)(c)
	due 4/1/2028
400,000	Phoenix-Mesa Gateway Arpt. Au. Spec. Fac. Rev. (Mesa Proj.), Ser. 2012, 5.00%,	437,180
	due 7/1/2024
		7,787,594

California 31.3%
1,000,000	California Hlth. Facs. Fin. Au. Rev. (Children’s Hosp. Los Angeles), Ser. 2012-A, 5.00%,	1,101,480
	due 11/15/2026
1,725,000	California Infrastructure & Econ. Dev. Bank St. Sch. Fund Rev. (King City Joint Union	1,744,303
	High Sch.), Ser. 2010, 5.13%, due 8/15/2024
	California Muni. Fin. Au. Charter Sch. Lease Rev. (Sycamore Academy Proj.)
645,000	Ser. 2014, 5.00%, due 7/1/2024	671,322	(a)(b)
630,000	Ser. 2014, 5.13%, due 7/1/2029	669,722	(a)(b)
	California Muni. Fin. Au. Charter Sch. Lease Rev. (Vista Charter Middle Sch. Proj.)
725,000	Ser. 2014, 5.00%, due 7/1/2024	769,167
430,000	Ser. 2014, 5.13%, due 7/1/2029	471,981
500,000	California Muni. Fin. Au. Charter Sch. Rev. (Palmdale Aerospace Academy Proj.), Ser. 2016,	562,500	(a)
	5.00%, due 7/1/2031
570,000	California Muni. Fin. Au. Rev. (Baptist Univ.), Ser. 2015-A, 5.00%, due 11/1/2030	652,593	(a)
585,000	California Muni. Fin. Au. Rev. (Touro College & Univ. Sys. Obligated Group), Ser. 2014-A,	621,580
	4.00%, due 1/1/2026
2,000,000	California Muni. Fin. Au. Std. Hsg. Rev. (CHF-Davis I, LLC-West Village Std. Hsg. Proj.), Ser.	2,359,760
	2018, 5.00%, due 5/15/2051
1,300,000	California Sch. Fac. Fin. Au. Rev. (Alliance College - Ready Pub. Sch. Proj.), Ser. 2015-A,	1,487,720	(a)
	5.00%, due 7/1/2030
	California St. Dept. of Veterans Affairs Home Purchase Ref. Rev.
2,155,000	Ser. 2016-A, 2.90%, due 6/1/2028	2,239,735
2,450,000	Ser. 2016-A, 2.95%, due 12/1/2028	2,554,223
470,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerage Redak Svcs. So.	235,000	(a)(b)(c)
	California LLC Proj.), Ser. 2016, 7.00%, due 12/1/2027
2,000,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Calplant I Green Bond Proj.),	1,939,440	(a)
	Ser. 2019, 7.50%, due 12/1/2039
1,855,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Green Bond-Rialto Bioenergy Fac.	1,930,276	(a)
	LLC, Proj.), Ser. 2019, 7.50%, due 12/1/2040
5,000,000	California St. Poll. Ctrl. Fin. Au. Wtr. Furnishing Rev., Ser. 2012, 5.00%, due 7/1/2027	5,442,000	(a)
2,000,000	Emery Unified Sch. Dist. G.O. (Election 2010), Ser. 2011-A, 6.50%, due 8/1/2033	2,190,140
	Pre-Refunded 8/1/2021

See Notes to Financial Statements	12

Schedule of Investments Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

$1,000,000	Golden St. Tobacco Securitization Corp. Tobacco Settlement Rev. Ref., Ser. 2018-A-2,	$1,027,910
	5.00%, due 6/1/2047
2,000,000	Imperial Comm. College Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A,	2,608,860
	(AGM Insured), 6.75%, due 8/1/2040 Pre-Refunded 8/1/2025
590,000	La Verne Cert. of Participation Ref. (Brethren Hillcrest Homes), Ser. 2014, 5.00%,	632,545
	due 5/15/2029
2,250,000	Los Angeles Reg. Arpt. Imp. Corp. Lease Rev. Ref. (Laxfuel Corp.), Ser. 2012, 4.50%,	2,385,585
	due 1/1/2027
3,620,000	Norwalk-La Mirada Unified Sch. Dist. G.O. Cap. Appreciation, Ser. 2005-B, (AGM Insured),	3,370,835
	0.00%, due 8/1/2024
5,750,000	Norwalk-La Mirada Unified Sch. Dist. G.O. Cap. Appreciation (Election 2002), Ser. 2009-E,	6,737,045	(d)
	(Assured Guaranty Insured), 0.00%, due 8/1/2029
5,000,000	Redondo Beach Unified Sch. Dist. G.O., Ser. 2009, 6.38%, due 8/1/2034	6,561,400
4,000,000	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured),	5,089,160
	5.25%, due 12/1/2026
2,000,000	San Bernardino Comm. College Dist. G.O. Cap. Appreciation (Election), Ser. 2009-B,	2,477,720
	6.38%, due 8/1/2034
6,000,000	San Mateo Foster City Sch. Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2010-A,	6,548,760	(e)
	0.00%, due 8/1/2032
1,540,000	Successor Agcy. to the Monrovia Redev. Agcy. Tax Allocation Rev. (Cent. Redev. Proj.), Ser.	1,677,768
	2013, 5.00%, due 8/1/2026
2,040,000	Sweetwater Union High Sch. Dist. Pub. Fin. Au. Rev., Ser. 2013, (BAM Insured), 5.00%,	2,306,036
	due 9/1/2025
730,000	Vernon Elec. Sys. Rev., Ser. 2009-A, 5.13%, due 8/1/2021	732,555
9,070,000	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C,	12,795,865
	6.88%, due 8/1/2037
5,095,000	Victor Valley Joint Union High Sch. Dist. G.O. Cap. Appreciation Bonds, Ser. 2009,	4,533,888
	(Assured Guaranty Insured), 0.00%, due 8/1/2026
3,000,000	Wiseburn Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-B, (AGM Insured),	3,112,110	(f)
	0.00%, due 8/1/2036
		90,240,984

Colorado 5.0%
	Colorado Ed. & Cultural Facs. Au. Rev. (Charter Sch.- Atlas Preparatory Sch. Proj.)
500,000	Ser. 2015, 4.50%, due 4/1/2025	514,580	(a)
1,000,000	Ser. 2015, 5.13%, due 4/1/2035	1,051,210	(a)
1,350,000	Ser. 2015, 5.25%, due 4/1/2045	1,407,281	(a)
	Colorado Ed. & Cultural Facs. Au. Rev. Ref.
100,000	Ser. 2014, 4.00%, due 11/1/2024	101,934	(b)
750,000	Ser. 2014, 4.50%, due 11/1/2029	787,935	(b)
5,000,000	Denver City & Co. Arpt. Sys. Rev., Ser. 2011-B, 5.00%, due 11/15/2024	5,365,650
2,550,000	Plaza Metro. Dist. Number 1 Tax Allocation Rev., Ser. 2013, 4.00%, due 12/1/2023	2,653,198	(a)
8,000,000	Villages at Castle Rock Co. Metro. Dist. #6 (Cabs - Cobblestone Ranch Proj.), Ser. 2007-2,	2,410,880
	0.00%, due 12/1/2037
		14,292,668

Connecticut 0.3%
750,000	Hamden G.O., Ser. 2013, (AGM Insured), 3.13%, due 8/15/2025	785,903

District of Columbia 2.4%
1,615,000	Dist. of Columbia HFA Rev. (Capitol Hill Towers Proj.), Ser. 2011, (Fannie Mae Insured),	1,699,416
	4.10%, due 12/1/2026
1,880,000	Dist. of Columbia Rev. (Friendship Pub. Charter Sch.), Ser. 2012, 3.55%, due 6/1/2022	1,922,601
520,000	Dist. of Columbia Rev. (Howard Univ.), Ser. 2011-A, 6.25%, due 10/1/2023	545,402

See Notes to Financial Statements	13

Schedule of Investments Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

$650,000	Dist. of Columbia Std. Dorm. Rev. (Provident Group-Howard Prop.), Ser. 2013, 5.00%,	$669,636
	due 10/1/2045
2,000,000	Metro. Washington Dist. of Columbia Arpt. Au. Sys. Rev., Ser. 2011-C, 5.00%,	2,136,760
	due 10/1/2026
		6,973,815

Florida 5.8%
800,000	Cap. Trust Agcy. Sr. Living Rev. (H-Bay Ministries, Inc. Superior Residences-Third Tier), Ser.	837,432	(a)
	2018-C, 7.50%, due 7/1/2053
1,000,000	Cityplace Comm. Dev. Dist. Spec. Assessment Rev. Ref., Ser. 2012, 5.00%, due 5/1/2026	1,140,430
	Florida Dev. Fin. Corp. Ed. Facs. Rev. (Renaissance Charter Sch., Inc.)
715,000	Ser. 2012-A, 5.50%, due 6/15/2022	727,927	(a)
3,120,000	Ser. 2013-A, 6.75%, due 12/15/2027	3,423,483
1,750,000	Ser. 2014-A, 5.75%, due 6/15/2029	1,896,948	(g)
1,075,000	Florida Dev. Fin. Corp. Ed. Facs. Rev. Ref. (Pepin Academies, Inc.), Ser. 2016-A, 5.00%,	1,084,621
	due 7/1/2036
1,200,000	Florida Dev. Fin. Corp. Sr. Living Rev. (Tuscan Isle Champions Gate Proj.), Ser. 2016-A,	912,000	(a)(c)
	6.38%, due 6/1/2046
100,000	Greater Orlando Aviation Au. Arpt. Facs. Ref. Rev. (JetBlue Airways Corp. Proj.), Ser. 2013,	106,705
	5.00%, due 11/15/2036
1,135,000	Lakeland Ed. Facs. Rev. Ref. (Florida So. College Proj.), Ser. 2012-A, 5.00%, due 9/1/2027	1,231,827
2,000,000	Lee Co. Arpt. Ref. Rev., Ser. 2011-A, 5.63%, due 10/1/2025	2,148,800
2,300,000	St. Lucie Co. Solid Waste Disp. Rev. Ref. (Florida Pwr. & Lt. Co. Proj.), Ser. 2003, 1.40%,	2,300,000	(h)
	due 5/1/2024
930,000	Village Comm. Dev. Dist. Number 11 Spec. Assessment Rev., Ser. 2014, 4.13%,	973,877
	due 5/1/2029
		16,784,050

Georgia 1.3%
1,750,000	Cobb Co. Dev. Au. Sr. Living Ref. Rev. (Provident Village Creekside Proj.), Ser. 2016-A,	1,738,905	(a)(b)
	6.00%, due 7/1/2036
2,000,000	DeKalb Co. Hsg. Au. Sr. Living Rev. Ref. (Baptist Retirement Comm. of Georgia Proj.), Ser.	1,933,780	(a)
	2019-A, 5.13%, due 1/1/2049
		3,672,685

Guam 1.6%
	Guam Gov’t Hotel Occupancy Tax Rev.
1,220,000	Ser. 2011-A, 5.75%, due 11/1/2020	1,267,397
650,000	Ser. 2011-A, 5.75%, due 11/1/2021	687,362
2,630,000	Guam Gov’t Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/2025	2,701,010
	Pre-Refunded 7/1/2020
		4,655,769

Hawaii 2.7%
5,200,000	Hawaii St. Arpt. Sys. Ref. Rev., Ser. 2011, 4.13%, due 7/1/2024	5,412,108
2,250,000	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. (Hawaiian Elec. Co., Inc. - Subsidiary), Ser.	2,260,912
	2019, 3.50%, due 10/1/2049
		7,673,020

See Notes to Financial Statements	14

Schedule of Investments Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

Illinois 21.3%
$5,705,000	Berwyn G.O., Ser. 2013-A, 5.00%, due 12/1/2027	$6,268,654
	Chicago G.O.
250,000	Ser. 2002-2002B, 5.13%, due 1/1/2027	281,103
2,000,000	Ser. 2002-B, 5.00%, due 1/1/2025	2,235,900
1,000,000	Ser. 2019-A, 5.00%, due 1/1/2044	1,124,970
	Chicago Ref. G.O.
1,000,000	Ser. 2005-D, 5.50%, due 1/1/2040	1,117,070
2,500,000	Ser. 2012-C, 5.00%, due 1/1/2024	2,636,900
700,000	Ser. 2014-A, 5.00%, due 1/1/2027	769,405
3,000,000	Ser. 2017-A, 6.00%, due 1/1/2038	3,557,970
	Cook Co. Sch. Dist. Number 83 G.O. (Mannheim)
1,350,000	Ser. 2013-C, 5.45%, due 12/1/2030	1,505,358
1,960,000	Ser. 2013-C, 5.50%, due 12/1/2031	2,190,202
1,560,000	Illinois Fin. Au. Ref. Rev. (Presence Hlth. Network Obligated Group), Ser. 2016-C, 5.00%,	1,894,183
	due 2/15/2031
3,340,000	Illinois Fin. Au. Rev. (Provena Hlth.), Ser. 2010-A, 6.25%, due 5/1/2022 Pre-Refunded	3,422,431
	5/1/2020
2,000,000	Illinois Fin. Au. Rev. Ref. (Northwestern Mem. Hlth. Care Obligated Group), Ser. 2017-A,	2,185,280
	4.00%, due 7/15/2047
1,905,000	Illinois Sports Facs. Au. Cap. Appreciation Rev. (St. Tax Supported), Ser. 2001, (AMBAC	1,609,020
	Insured), 0.00%, due 6/15/2026
	Illinois St. G.O.
3,900,000	Ser. 2012, 4.00%, due 8/1/2025	4,038,450
1,000,000	Ser. 2013, 5.00%, due 7/1/2023	1,094,070
5,200,000	Ser. 2017-D, 5.00%, due 11/1/2028	5,948,384
4,250,000	Illinois St. G.O. Ref., Ser. 2016, 5.00%, due 2/1/2024	4,677,550
1,330,000	Pingree Grove Village Rev. (Cambridge Lakes Learning Ctr. Proj.), Ser. 2011, 8.00%, due	1,453,477
	6/1/2026 Pre-Refunded 6/1/2021
	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.)
945,000	Ser. 2014-A-1, (BAM Insured), 5.00%, due 2/15/2027	1,056,888
1,375,000	Ser. 2014-A-1, (BAM Insured), 5.00%, due 2/15/2028	1,533,304
715,000	Ser. 2014-A-1, (BAM Insured), 5.00%, due 2/15/2029	795,545
	Univ. of Illinois (Hlth. Svc. Facs. Sys.)
2,725,000	Ser. 2013, 5.00%, due 10/1/2027	3,038,756
2,875,000	Ser. 2013, 5.75%, due 10/1/2028	3,277,500
1,500,000	Upper Illinois River Valley Dev. Au. Rev. Ref. (Cambridge Lakes Learning Ctr.), Ser. 2017-A,	1,590,000	(a)
	5.25%, due 12/1/2047
1,850,000	Will Co. High Sch. Dist. Number 204 G.O. (Joliet Jr. College), Ser. 2011-A, 6.25%,	1,950,548
	due 1/1/2031
		61,252,918

Indiana 1.4%
3,055,000	Indiana Trans. Fin. Au. Hwy. Ref. Rev., Ser. 2004-B, (National Public Finance Guarantee Corp.	3,337,129
	Insured), 5.75%, due 12/1/2021
625,000	Valparaiso Exempt Facs. Rev. (Pratt Paper LLC Proj.), Ser. 2013, 5.88%, due 1/1/2024	682,000
		4,019,129

Iowa 0.1%
	Iowa Std. Loan Liquidity Corp. Rev.
250,000	Ser. 2011-A-1, 5.00%, due 12/1/2021	255,820
70,000	Ser. 2011-A-1, 5.30%, due 12/1/2023	71,644
		327,464

Kentucky 0.1%
150,000	Ohio Co. PCR Ref. (Big Rivers Elec. Corp. Proj.), Ser. 2010-A, 6.00%, due 7/15/2031	152,856

See Notes to Financial Statements	15

Schedule of Investments Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

Louisiana 2.6%
$1,500,000	Louisiana Local Gov’t Env. Fac. & Comm. (Westlake Chemical Corp.), Ser. 2010-A2, 6.50%,	$1,570,860
	due 11/1/2035
1,715,000	Louisiana Local Gov’t. Env. Facs. & Comm. Dev. Au. Rev. Ref. (Westside Habilitation Ctr.	1,823,234	(a)
	Proj.), Ser. 2017-A, 5.75%, due 2/1/2032
775,000	Louisiana Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.), Ser.	831,482
	2013-A, 7.63%, due 12/15/2028
700,000	Louisiana St. Local Gov’t Env. Facs. & Comm. Dev. Au. Rev. (Lafourche Parish Gomesa Proj.),	699,643	(a)(i)
	Ser. 2019, 3.95%, due 11/1/2043
1,655,000	St. Charles Parish Gulf Zone Opportunity Rev. (Valero Energy Corp.), Ser. 2010, 4.00%, due	1,746,124
	12/1/2040 Putable 6/1/2022
800,000	St. John the Baptist Parish LA Rev. Ref. (Marathon Oil Corp. Proj.), Subser. 2017-A-1, 2.00%,	799,896
	due 6/1/2037 Putable 4/1/2023
		7,471,239

Massachusetts 2.9%
	Massachusetts St. Dev. Fin. Agcy. Rev. (Milford Reg. Med. Ctr.)
200,000	Ser. 2014-F, 5.00%, due 7/15/2024	217,558
415,000	Ser. 2014-F, 5.00%, due 7/15/2025	450,545
200,000	Ser. 2014-F, 5.00%, due 7/15/2026	216,624
190,000	Ser. 2014-F, 5.00%, due 7/15/2027	205,225
150,000	Ser. 2014-F, 5.00%, due 7/15/2028	161,567
	Massachusetts St. Ed. Fin. Au. Rev.
1,255,000	Ser. 2011-J, 5.00%, due 7/1/2023	1,305,137
1,765,000	Ser. 2012-J, 4.70%, due 7/1/2026	1,820,580
2,485,000	Ser. 2013-K, 4.50%, due 7/1/2024	2,610,865
1,365,000	Massachusetts St. HFA Hsg. Rev., Ser. 2010-C, 4.90%, due 12/1/2025	1,372,234
		8,360,335

Michigan 2.8%
1,500,000	Detroit Downtown Dev. Au. Tax Increment Rev. Ref. (Catalyst Dev. Proj.), Ser. 2018-A,	1,665,105
	(AGM Insured), 5.00%, due 7/1/2048
	Jackson College Dormitories Hsg. Rev.
1,000,000	Ser. 2015, 6.50%, due 5/1/2035	1,037,170
500,000	Ser. 2015, 6.75%, due 5/1/2046	517,515
	Michigan St. Hsg. Dev. Au. Rev.
1,935,000	Ser. 2016-C, 2.05%, due 12/1/2022	1,949,745
1,835,000	Ser. 2016-C, 2.15%, due 6/1/2023	1,857,020
750,000	Michigan St. Strategic Fund Ltd. Oblig. Rev. ( Improvement Proj.), Ser. 2018, 5.00%,	886,282
	due 6/30/2048
100,000	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.38%, due 11/1/2035	100,078
		8,012,915

Minnesota 5.6%
13,400,000	JP Morgan Chase Putters/Drivers Trust Var. Sts. (Putters), Ser. 2019-5027, (LOC: JP Morgan	13,400,000	(a)(h)
	Chase Bank N.A.), 1.47%, due 6/1/2021
2,250,000	Minneapolis & St. Paul Hsg. & Redev. Au. Hlth. Care Sys. (Children’s Hlth. Care Facs.), Ser.	2,301,435
	2010-A1, (AGM Insured), 4.50%, due 8/15/2024
400,000	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Metro Deaf Sch. Proj.), Ser. 2018-A,	423,216	(a)
	5.00%, due 6/15/2038
		16,124,651

Mississippi 0.5%
1,500,000	Mississippi St. Bus. Fin. Corp. Rev. Ref. (Sys. Energy Res., Inc. Proj.), Ser. 2019, 2.50%,	1,505,205
	due 4/1/2022

See Notes to Financial Statements	16

Schedule of Investments Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

Nevada 0.7%
	Director of the St. of Nevada Dept. of Bus. & Ind. Rev. (Somerset Academy)
$1,450,000	Ser. 2015-A, 4.00%, due 12/15/2025	$1,502,113	(a)
500,000	Ser. 2015-A, 5.13%, due 12/15/2045	541,775	(a)
		2,043,888

New Jersey 10.4%
2,500,000	New Jersey Econ. Dev. Au. Rev. (Continental Airlines, Inc., Proj.), Ser. 1999, 5.13%, due	2,689,800
	9/15/2023
	New Jersey Econ. Dev. Au. Rev. (The Goethals Bridge Replacement Proj.)
500,000	Ser. 2013, 5.25%, due 1/1/2025	571,175
500,000	Ser. 2013, 5.50%, due 1/1/2026	575,355
	New Jersey Econ. Dev. Au. Rev. (United Methodist Homes of New Jersey Obligated Group)
1,420,000	Ser. 2013, 3.50%, due 7/1/2024	1,455,798
1,470,000	Ser. 2013, 3.63%, due 7/1/2025	1,507,720
1,520,000	Ser. 2013, 3.75%, due 7/1/2026	1,560,234
765,000	Ser. 2013, 4.00%, due 7/1/2027	788,348
180,000	New Jersey Econ. Dev. Au. Rev. Ref. (Sch. Facs. Construction), Ser. 2005-K, (AMBAC	187,447
	Insured), 5.25%, due 12/15/2020
3,035,000	New Jersey Higher Ed. Assist. Au. Rev. (Std. Loan Rev.), Ser. 2012-1A, 4.38%, due 12/1/2026	3,221,744
	New Jersey St. Econ. Dev. Au. Sch. Rev. (Beloved Comm. Character, Sch., Inc. Proj.)
1,105,000	Ser. 2019-A, 5.00%, due 6/15/2049	1,185,201	(a)
725,000	Ser. 2019-A, 5.00%, due 6/15/2054	771,937	(a)
8,250,000	New Jersey St. Trans. Trust Fund Au., Ser. 2019-BB, 4.00%, due 6/15/2050	8,570,017
	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev. Ref.
1,000,000	Ser. 2018-A, (BAM Insured), 4.00%, due 12/15/2037	1,107,770
4,000,000	Ser. 2018-A, 4.25%, due 12/15/2038	4,309,040
1,250,000	Ser. 2018-A, 5.00%, due 12/15/2036	1,450,287
		29,951,873

New Mexico 0.5%
	Winrock Town Ctr. Tax Increment Dev. Dist. Number 1 Tax Allocation Sr. Lien Rev.
	(Gross Receipts Tax Increment Bond)
500,000	Ser. 2015, 5.25%, due 5/1/2025	509,725	(a)(b)
1,000,000	Ser. 2015, 5.75%, due 5/1/2030	1,028,260	(a)(b)
		1,537,985

New York 10.9%
225,000	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Charter Sch. for Applied Technologies	251,537
	Proj.), Ser. 2017-A, 5.00%, due 6/1/2035
625,000	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Orchard Park), Ser. 2015, 5.00%,	713,462
	due 11/15/2029
	Build NYC Res. Corp. Rev.
1,100,000	Ser. 2014, 5.00%, due 11/1/2024	1,198,626
835,000	Ser. 2014, 5.25%, due 11/1/2029	910,576
975,000	Ser. 2014, 5.50%, due 11/1/2044	1,046,965
250,000	Build NYC Res. Corp. Rev. (Metro. Lighthouse Charter Sch. Proj.), Ser. 2017-A, 5.00%,	270,833	(a)
	due 6/1/2047
825,000	Build NYC Res. Corp. Rev. (New Dawn Charter Sch. Proj.), Ser. 2019, 5.75%, due 2/1/2049	875,902	(a)
	Build NYC Res. Corp. Rev. (South Bronx Charter Sch. for Int’l Cultures and the Arts)
400,000	Ser. 2013-A, 3.88%, due 4/15/2023	410,100
1,450,000	Ser. 2013-A, 5.00%, due 4/15/2043	1,515,714
1,000,000	Build NYC Res. Corp. Solid Waste Disp. Ref. Rev. (Pratt Paper, Inc. Proj.), Ser. 2014, 4.50%,	1,105,310	(a)
	due 1/1/2025

See Notes to Financial Statements	17

Schedule of Investments Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.)
$700,000	Ser. 2014, 5.00%, due 7/1/2023	$786,534
735,000	Ser. 2014, 5.00%, due 7/1/2024	846,477
390,000	Ser. 2018, 5.00%, due 7/1/2030	476,479
1,400,000	Jefferson Co. IDA Solid Waste Disp. Rev. (Green Bond), Ser. 2014, 5.25%, due 1/1/2024	1,398,866	(a)
500,000	New York Liberty Dev. Corp. Ref. Rev. (3 World Trade Ctr. Proj.), Ser. 2014-2, 5.38%,	562,765	(a)
	due 11/15/2040
3,200,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%,	3,604,128
	due 7/1/2028
2,300,000	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Montefiore Oblig. Group), Ser.	2,789,831
	2018-A, 5.00%, due 8/1/2035
2,000,000	New York St. Mtge. Agcy. Homeowner Mtge. Ref. Rev., Ser. 2014-189, 3.45%, due	2,095,400
	4/1/2027
70,000	New York St. Mtge. Agcy. Homeowner Mtge. Rev., Ser. 2007-142, (LOC: Royal Bank of	70,000	(h)
	Canada), 1.42%, due 10/1/2037
2,000,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (Delta Airlines, Inc.-LaGuardia Arpt. Term.	2,389,780
	C&D Redev.), Ser. 2018, 5.00%, due 1/1/2033
710,000	Newburgh G.O., Ser. 2012-A, 5.00%, due 6/15/2020	724,853
	Newburgh G.O. (Deficit Liquidation)
495,000	Ser. 2012-B, 5.00%, due 6/15/2020	505,355
520,000	Ser. 2012-B, 5.00%, due 6/15/2021	548,210
550,000	Ser. 2012-B, 5.00%, due 6/15/2022	597,196
1,435,000	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.), Ser. 2012-A, 5.00%, due 5/1/2023	1,558,467
1,155,000	Suffolk Co. Judicial Facs. Agcy. Lease Rev. (H. Lee Dennison Bldg.), Ser. 2013, 4.25%,	1,247,943
	due 11/1/2026
2,000,000	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/2028	2,304,000
600,000	Westchester Co. Local Dev. Corp. Rev. Ref. (Wartburg Sr. Hsg. Proj.), Ser. 2015-A, 5.00%,	625,740	(a)
	due 6/1/2030
		31,431,049

North Carolina 1.3%
1,365,000	North Carolina Med. Care Commission Hlth. Care Facs. Rev. (Lutheran Svc. For Aging, Inc.),	1,432,172
	Ser. 2012-A, 4.25%, due 3/1/2024
1,395,000	North Carolina Med. Care Commission Retirement Facs. Rev., Ser. 2013, 5.13%,	1,458,207
	due 7/1/2023
700,000	North Carolina Med. Care Commission Retirement Facs. Rev. (Twin Lakes Comm.),	798,637
	Ser. 2019-A, 5.00%, due 1/1/2049
		3,689,016

Ohio 7.2%
16,875,000	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Rev. (Turbo), Ser. 2007-A-2, 5.88%,	16,921,237
	due 6/1/2030
2,060,000	Cleveland Arpt. Sys. Rev. Ref., Ser. 2012-A, 5.00%, due 1/1/2027 Pre-Refunded 1/1/2022	2,227,643
500,000	Ohio St. Air Quality Dev. Au. Exempt Facs. Rev. (AMG Vanadium LLC), Ser. 2019, 5.00%,	551,930	(a)
	due 7/1/2049
1,000,000	Ohio St. Air Quality Dev. Au. Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2014-B, 2.60%, due	1,010,040
	6/1/2041 Putable 10/1/2029
		20,710,850

Oklahoma 1.1%
2,000,000	Oklahoma St. Dev. Fin. Au. Hlth. Sys. Rev. (OU Medicine Proj.), Ser. 2018-B, 5.00%,	2,402,800
	due 8/15/2033
	Tulsa Arpt. Imp. Trust Ref. Rev.
250,000	Ser. 2015-A, (BAM Insured), 5.00%, due 6/1/2024	286,460
400,000	Ser. 2015-A, (BAM Insured), 5.00%, due 6/1/2025	454,556
		3,143,816

See Notes to Financial Statements	18

Schedule of Investments Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

Oregon 0.0%(j)
$30,000	Oregon St. Hsg. & Comm. Svc. Dept. Multi-Family Rev., Ser. 2012-B, (FHA Insured), 3.50%,	$30,081
	due 7/1/2027

Pennsylvania 7.3%
	Indiana Co. Ind. Dev. Au. Rev. (Std. Cooperative Assoc., Inc.)
500,000	Ser. 2012, 3.50%, due 5/1/2025	518,255
350,000	Ser. 2012, 3.60%, due 5/1/2026	362,761
2,830,000	Lancaster Co. Hosp. Au. Ref. Rev. (Hlth. Centre-Landis Homes Retirement Comm. Proj.),	2,978,716
	Ser. 2015-A, 4.25%, due 7/1/2030
1,250,000	Lancaster Ind. Dev. Au. Rev. (Garden Spot Village Proj.), Ser. 2013, 5.38%, due 5/1/2028	1,360,750
3,430,000	Norristown Area Sch. Dist. Cert. of Participation (Installment Purchase), Ser. 2012, 4.50%,	3,679,224
	due 4/1/2027 Pre-Refunded 4/1/2022
2,625,000	Pennsylvania Econ. Dev. Fin. Au. Exempt Facs. Rev. Ref. (Amtrak Proj.), Ser. 2012-A, 5.00%,	2,867,235
	due 11/1/2024
2,350,000	Pennsylvania Econ. Dev. Fin. Au. Rev. Ref. (Tapestry Moon Sr. Hsg. Proj.), Ser. 2018-A,	2,373,618	(a)
	6.75%, due 12/1/2053
500,000	Pennsylvania St. Econ. Dev. Fin. Au. Solid Waste Disp. Rev. (CarbonLite P LLC Proj.), Ser.	532,545	(a)
	2019, 5.75%, due 6/1/2036
	Pennsylvania St. Turnpike Commission Rev.
705,000	Subser. 2010-B2, 6.00%, due 12/1/2034 Pre-Refunded 12/1/2020	741,265
150,000	Subser. 2010-B2, 6.00%, due 12/1/2034 Pre-Refunded 12/1/2020	157,716
145,000	Subser. 2010-B2, 6.00%, due 12/1/2034 Pre-Refunded 12/1/2020	152,459
3,000,000	Pennsylvania St. Turnpike Commission Turnpike Rev., Subser. 2019-A, 4.00%, due 12/1/2049	3,277,290
2,000,000	Susquehanna Area Reg. Arpt. Au. Sys. Rev., Ser. 2012-A, 5.00%, due 1/1/2027	2,180,420
		21,182,254

Puerto Rico 6.0%
16,373,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2018-A-1, 5.00%, due 7/1/2058	17,188,375

South Carolina 1.2%
1,500,000	South Carolina Jobs Econ. Dev. Au. Econ. Dev. Rev. (River Park Sr. Living Proj.), Ser. 2017-A,	1,542,960
	7.75%, due 10/1/2057
1,000,000	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Green Bond-Jasper Pellets LLC,	1,043,310	(a)
	Proj.), Ser. 2018-A, 7.00%, due 11/1/2038
750,000	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Repower South Berkeley LLC	800,648	(a)
	Proj.), Ser. 2017, 6.25%, due 2/1/2045
		3,386,918

Tennessee 0.8%
2,000,000	Tennessee St. Energy Acquisition Corp. Gas Rev. (Goldman Sachs Group, Inc.), Ser. 2006-A,	2,254,240
	5.25%, due 9/1/2023

Texas 5.2%
250,000	Anson Ed. Facs. Corp. Ed. Rev. (Arlington Classics Academy), Ser. 2016-A, 5.00%, due 8/15/2045	277,815
	Arlington Higher Ed. Fin. Corp. Rev. (Universal Academy)
500,000	Ser. 2014-A, 5.88%, due 3/1/2024	515,220
1,000,000	Ser. 2014-A, 6.63%, due 3/1/2029	1,045,030
730,000	Austin Comm. College Dist. Pub. Fac. Corp. Lease Rev., Ser. 2018-C, 4.00%, due 8/1/2042	814,622
475,000	Clifton Higher Ed. Fin. Corp. Rev. (Uplift Ed.), Ser. 2013-A, 3.10%, due 12/1/2022	479,527
250,000	Dallas Co. Flood Ctrl. Dist. Ref. G.O., Ser. 2015, 5.00%, due 4/1/2028	267,380	(a)
2,000,000	Fort Bend Co. Ind. Dev. Corp. Rev. (NRG Energy, Inc.), Ser. 2012-B, 4.75%, due 11/1/2042	2,105,960
1,000,000	Harris Co. Cultural Ed. Facs. Fin. Corp. Rev. (Brazos Presbyterian Homes, Inc. Proj.),	1,113,540
	Ser. 2013-B, 5.75%, due 1/1/2028
	Houston Higher Ed. Fin. Corp. Rev. (Cosmos Foundation)
245,000	Ser. 2012-A, 4.00%, due 2/15/2022	251,823
1,000,000	Ser. 2012-A, 5.00%, due 2/15/2032	1,052,940

See Notes to Financial Statements	19

Schedule of Investments Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

	New Hope Cultural Ed. Facs. Fin. Corp. Rev. (Beta Academy)
$545,000	Ser. 2019, 5.00%, due 8/15/2039	$577,226	(a)
520,000	Ser. 2019, 5.00%, due 8/15/2049	546,317	(a)
1,475,000	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Bridgemoor Plano Proj.), Ser. 2018-A,	1,560,196
	7.25%, due 12/1/2053
500,000	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Cardinal Bay, Inc. Village On The Park	527,930
	Carriage), Ser. 2016-C, 5.75%, due 7/1/2051
1,500,000	Texas Pub. Fin. Au. Rev. (So. Univ. Fin. Sys.), Ser. 2013, (BAM Insured), 5.00%, due 11/1/2021	1,597,560
1,000,000	Texas St. Private Activity Bond Surface Trans. Corp. Rev. (Segment 3C Proj.), Ser. 2019,	1,164,720
	5.00%, due 6/30/2058
1,175,000	West Harris Co. Reg. Wtr. Au. Sys. Wtr. Rev., Ser. 2009, 5.00%, due 12/15/2035	1,180,146
		15,077,952

Utah 3.1%
	Salt Lake City Arpt. Rev.
1,000,000	Ser. 2017-A, 5.00%, due 7/1/2042	1,173,920
2,000,000	Ser. 2017-A, 5.00%, due 7/1/2047	2,334,260
1,000,000	Ser. 2018-A, 5.00%, due 7/1/2043	1,190,510
3,000,000	Salt Lake Co. Hosp. Rev. (IHC Hlth. Svc., Inc.), Ser. 2001, (AMBAC Insured), 5.40%, due 2/15/2028	3,555,690
500,000	Utah Charter Sch. Fin. Au. Rev. (Spectrum Academy Proj.), Ser. 2015, 6.00%, due 4/15/2045	504,410	(a)
	Utah Hsg. Corp. Single Family Mtge. Rev.
65,000	Ser. 2011-A2, Class I, 5.00%, due 7/1/2020	65,171
65,000	Ser. 2011-A2, Class I, 5.25%, due 7/1/2021	65,203
80,000	Ser. 2011-A2, Class I, 5.45%, due 7/1/2022	80,281
		8,969,445

Vermont 2.6%
	Vermont Std. Assist. Corp. Ed. Loan Rev.
1,600,000	Ser. 2012-A, 5.00%, due 6/15/2021	1,678,400
275,000	Ser. 2013-A, 4.25%, due 6/15/2024	289,267
645,000	Ser. 2013-A, 4.35%, due 6/15/2025	680,630
960,000	Ser. 2013-A, 4.45%, due 6/15/2026	1,013,318
310,000	Ser. 2013-A, 4.55%, due 6/15/2027	327,251
1,800,000	Ser. 2014-A, 5.00%, due 6/15/2024	2,049,948
1,225,000	Ser. 2015-A, 4.13%, due 6/15/2027	1,322,498
		7,361,312

Virginia 0.2%
695,000	Fairfax Co. Econ. Dev. Au. Residential Care Fac. Rev. (Vinson Hall LLC), Ser. 2013-A, 4.00%,	718,463
	due 12/1/2022

Washington 2.8%
6,700,000	Vancouver Downtown Redev. Au. Rev. (Conference Ctr. Proj.), Ser. 2013, 4.00%, due	7,189,167
	1/1/2028
790,000	Washington St. Hlth. Care Fac. Au. Rev. Ref. (Virginia Mason Med. Ctr.), Ser. 2017, 5.00%,	926,370
	due 8/15/2026
		8,115,537

See Notes to Financial Statements	20

Schedule of Investments Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

Wisconsin 4.8%
$870,000	Pub. Fin. Au. Ed. Rev. (Pine Lake Preparatory, Inc.), Ser. 2015, 4.95%, due 3/1/2030	$943,071	(a)
200,000	Pub. Fin. Au. Ed. Rev. (Resh Triangle High Sch. Proj.), Ser. 2015-A, 5.38%, due 7/1/2035	209,560	(a)
3,000,000	Pub. Fin. Au. Hsg. Rev. (Dogwood Hsg., Inc. Southeast Portfolio Proj.), Ser. 2016-A, 4.25%,	3,029,160
	due 12/1/2051
500,000	Pub. Fin. Au. Hsg. Rev. (SAP Utah Portfolio), Ser. 2016-A, 3.75%, due 7/1/2036	518,780
250,000	Pub. Fin. Au. Multi-Family Hsg. Rev. (Estates Crystal Bay & Woodhaven Park Apts. Proj.),	158,788
	Ser. 2016-A, 4.00%, due 12/1/2036
1,575,000	Pub. Fin. Au. Rev. Ref. (Roseman Univ. Hlth. Sciences Proj.), Ser. 2015, 5.00%, due 4/1/2025	1,679,407
	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Beloit College)
1,100,000	Ser. 2010-A, 6.13%, due 6/1/2035 Pre-Refunded 6/1/2020	1,130,943
1,225,000	Ser. 2010-A, 6.13%, due 6/1/2039 Pre-Refunded 6/1/2020	1,259,459
	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Marquette Univ.)
1,340,000	Ser. 2008-B3, 5.00%, due 10/1/2030 Pre-Refunded 12/23/2019	1,346,914
3,660,000	Ser. 2008-B3, 5.00%, due 10/1/2030	3,679,142
		13,955,224

	Total Investments 157.8% (Cost $414,611,010)	454,696,935

	Other Assets Less Liabilities 1.3%	3,901,083

	Liquidation Value of Variable Rate Municipal Term Preferred Shares (net of unamortized	(170,364,973)
	deferred offering costs of $35,027) (59.1)%

	Net Assets Applicable to Common Stockholders 100.0%	$288,233,045

(a)	Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2019, these securities amounted to $66,626,129, which represents 23.1% of net assets applicable to common stockholders of the Fund. Securities denoted with (a) but without (b), if any, have been deemed by the investment manager to be liquid.

(b)	Illiquid security.

(c)	Defaulted security.

(d)	Currently a zero coupon security; will convert to 5.50% on August 1, 2021.

(e)	Currently a zero coupon security; will convert to 6.13% on August 1, 2023.

(f)	Currently a zero coupon security; will convert to 7.30% on August 1, 2026.

(g)	All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of $1,896,948.

(h)	Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2019.

(i)	When-issued security. Total value of all such securities at October 31, 2019 amounted to $699,643, which represents 0.2% of net assets applicable to common stockholders of the Fund.

(j)	Represents less than 0.05% of net assets.

See Notes to Financial Statements	21

Schedule of Investments Municipal Fund Inc.^
(cont’d)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2019:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$454,696,935	$—	$454,696,935
Total Investments	$—	$454,696,935	$—	$454,696,935

(a)	The Schedule of Investments provides a categorization by state/territory for the portfolio.

^	A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements	22

Schedule of Investments New York Municipal Fund Inc.^
October 31, 2019

PRINCIPAL AMOUNT		VALUE

Municipal Notes 166.5%

American Samoa 0.7%
$500,000	American Samoa Econ. Dev. Au. Gen. Rev. Ref., Ser. 2015-A, 6.25%, due 9/1/2029	$532,485

California 4.7%
250,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerge Redpak Svcs. So. California LLC	125,000	(a)(b)(c)
	Proj.), Ser. 2016, 7.00%, due 12/1/2027
345,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Green Bond-Rialto Bioenergy Fac. LLC,	359,000	(a)
	Proj.), Ser. 2019, 7.50%, due 12/1/2040
3,115,000	Corona-Norca Unified Sch. Dist. G.O. Cap. Appreciation (Election 2006), Ser. 2009-C, (AGM	2,901,965
	Insured), 0.00%, due 8/1/2024
		3,385,965

Guam 3.0%
1,135,000	Guam Gov’t Hotel Occupancy Tax Rev., Ser. 2011-A, 5.50%, due 11/1/2019	1,135,000
1,000,000	Guam Gov’t Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/2025	1,027,000
	Pre-Refunded 7/1/2020
		2,162,000

Illinois 1.5%
1,000,000	Chicago G.O. Ref., Ser. 2003-B, 5.00%, due 1/1/2023	1,075,350	(d)

Kansas 0.7%
500,000	Goddard Kansas Sales Tax Spec. Oblig. Rev. Ref. (Olympic Park Star Bond Proj.), 3.60%,	494,380	(e)
	due 6/1/2030

Louisiana 0.8%
500,000	Louisiana St. Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.),	536,440
	Ser. 2013-A, 7.63%, due 12/15/2028

New York 142.6%
	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences)
380,000	Ser. 2014-A, 5.00%, due 12/1/2027	438,167
375,000	Ser. 2014-A, 5.00%, due 12/1/2028	432,158
270,000	Ser. 2014-A, 5.00%, due 12/1/2029	310,271
500,000	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. (Tapestry Charter Sch. Proj.), Ser. 2017-A, 5.00%,	545,490
	due 8/1/2047
1,325,000	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Charter Sch. for Applied Technologies Proj.),	1,481,270
	Ser. 2017-A, 5.00%, due 6/1/2035
	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Orchard Park)
500,000	Ser. 2015, 5.00%, due 11/15/2027	574,095
500,000	Ser. 2015, 5.00%, due 11/15/2028	572,280
	Build NYC Res. Corp. Ref. Rev. (City Univ. - Queens College)
270,000	Ser. 2014-A, 5.00%, due 6/1/2026	315,325
225,000	Ser. 2014-A, 5.00%, due 6/1/2029	260,055
	Build NYC Res. Corp. Ref. Rev. (Methodist Hosp. Proj.)
250,000	Ser. 2014, 5.00%, due 7/1/2022	273,443
500,000	Ser. 2014, 5.00%, due 7/1/2029	568,480
250,000	Build NYC Res. Corp. Ref. Rev. (New York Law Sch. Proj.), Ser. 2016, 4.00%, due 7/1/2045	259,515
	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.)
155,000	Ser. 2015, 5.00%, due 6/1/2026	182,669
125,000	Ser. 2015, 5.00%, due 6/1/2027	146,926
195,000	Ser. 2015, 5.00%, due 6/1/2028	229,053
220,000	Ser. 2015, 5.00%, due 6/1/2029	257,864
325,000	Ser. 2015, 5.00%, due 6/1/2030	380,117

See Notes to Financial Statements	23

Schedule of Investments New York Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

$565,000	Build NYC Res. Corp. Rev., Ser. 2014, 5.00%, due 11/1/2024	$615,658
750,000	Build NYC Res. Corp. Rev. (Metro. Lighthouse Charter Sch. Proj.), Ser. 2017-A, 5.00%,	812,497	(a)
	due 6/1/2047
575,000	Build NYC Res. Corp. Rev. (New Dawn Charter Sch. Proj.), Ser. 2019, 5.75%, due 2/1/2049	610,478	(a)
400,000	Build NYC Res. Corp. Rev. (South Bronx Charter Sch. Int’l Cultures), Ser. 2013-A, 3.88%,	410,100
	due 4/15/2023
	Build NYC Res. Corp. Solid Waste Disp. Ref. Rev. (Pratt Paper, Inc. Proj.)
50,000	Ser. 2014, 3.75%, due 1/1/2020	50,157	(a)
200,000	Ser. 2014, 4.50%, due 1/1/2025	221,062	(a)
	Dutchess Co. Local Dev. Corp. Rev. (Culinary Institute of America Proj.)
200,000	Ser. 2016-A-1, 5.00%, due 7/1/2041	229,370
275,000	Ser. 2016-A-1, 5.00%, due 7/1/2046	314,190
1,000,000	Dutchess Co. Local Dev. Corp. Rev. (Marist College Proj.), Ser. 2012-A, 5.00%, due 7/1/2021	1,064,070
1,270,000	Geneva Dev. Corp. Rev. (Hobart & William Smith College Proj.), Ser. 2012, 5.00%, due 9/1/2021	1,355,877
	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.)
405,000	Ser. 2018, 5.00%, due 7/1/2031	490,520
425,000	Ser. 2018, 5.00%, due 7/1/2032	512,036
450,000	Ser. 2018, 5.00%, due 7/1/2033	540,810
580,000	Islip, G.O., Ser. 2012, 3.00%, due 8/1/2025	598,670
245,000	Jefferson Co. IDA Solid Waste Disp. Rev. (Green Bond), Ser. 2014, 4.75%, due 1/1/2020	244,900	(a)
300,000	Monroe Co. Ind. Dev. Corp. Rev. (Monroe Comm. College), Ser. 2014, (AGM Insured), 5.00%,	339,684
	due 1/15/2029
	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.)
500,000	Ser. 2013-A, 5.00%, due 10/1/2024	563,255
500,000	Ser. 2013-A, 5.00%, due 10/1/2025	562,485
250,000	Ser. 2013-A, 4.00%, due 10/1/2026	268,800
	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College)
1,120,000	Ser. 2012-A, 5.00%, due 6/1/2023	1,221,562
210,000	Ser. 2012-A, 5.00%, due 6/1/2025	228,478
1,265,000	Montgomery Co. Cap. Res. Corp. Lease Ref. Rev. (HFM Boces Proj.), Ser. 2014, (MAC Insured),	1,463,668
	5.00%, due 9/1/2027
2,000,000	Nassau Co. G.O. (Gen. Imp. Bonds), Ser. 2013-B, 5.00%, due 4/1/2028 Pre-Refunded 4/1/2023	2,268,840
	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated
	Group Proj.)
500,000	5.00%, due 7/1/2023	560,865
1,000,000	5.00%, due 7/1/2027	1,141,660
4,175,000	Nassau Co. Tobacco Settlement Corp. Asset Backed, Ser. 2006-A-3, 5.13%, due 6/1/2046	4,165,815
	New York City G.O.
2,000,000	(LOC: U.S. Bank N.A.), Subser. 2008-L4, 1.22%, due 4/1/2038	2,000,000	(f)
950,000	Ser. 2009-B, 5.00%, due 8/1/2022	952,793
1,000,000	Ser. 2009-E, 5.00%, due 8/1/2021	1,002,960
1,600,000	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., (LOC: U.S. Bank N.A.), Subser. 2012-B1,	1,600,000	(f)
	1.22%, due 6/15/2045
	New York City Transitional Fin. Au. Rev. (Future Tax Secured)
1,200,000	(LOC: JP Morgan Chase Bank N.A.), Subser. 2016-E4, 1.35%, due 2/1/2045	1,200,000	(f)
900,000	(LOC: JP Morgan Chase Bank N.A.), Ser. 2018, 1.35%, due 8/1/2045	900,000	(f)
500,000	New York Liberty Dev. Corp. Ref. Rev. (3 World Trade Ctr. Proj.), Ser. 2014, 5.38%,	562,765	(a)
	due 11/15/2040
2,000,000	New York Liberty Dev. Corp. Rev. (Goldman Sachs Headquarters), Ser. 2005, 5.25%,	2,726,700
	due 10/1/2035
750,000	New York Liberty Dev. Corp. Rev. Ref. (Bank of American Tower at One Bryant Park Proj.),	764,783
	Ser. 2019, Class 3, 2.80%, due 9/15/2069
1,815,000	New York St. Dorm. Au. Ref. Rev. Non St. Supported Debt (Pratt Institute), Ser. 2015-A, 3.00%,	1,926,550
	due 7/1/2027
780,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Culinary Institute of America), Ser. 2013,	863,343
	4.63%, due 7/1/2025
500,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Manhattan Marymount College), Ser.	501,355
	2009, 5.00%, due 7/1/2024
2,000,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (North Shore-Long Island Jewish Oblig.	2,096,040
	Group), Ser. 2011-A, 4.38%, due 5/1/2026 Pre-Refunded 5/1/2021
1,375,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Rochester Institute of Technology),	1,480,297
	Ser. 2012, 4.00%, due 7/1/2028 Pre-Refunded 7/1/2022

See Notes to Financial Statements	24

Schedule of Investments New York Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

$600,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. Joseph’s College), Ser. 2010, 5.25%,	$601,206
	due 7/1/2025
2,540,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. Univ. Dorm. Fac.), Ser. 2018-A,	3,077,235
	5.00%, due 7/1/2048
	New York St. Dorm. Au. Rev. Non St. Supported Debt (Touro College & Univ. Sys.
	Obligated Group)
460,000	Ser. 2014-A, 4.00%, due 1/1/2026	488,138
470,000	Ser. 2014-A, 4.00%, due 1/1/2027	496,654
200,000	Ser. 2014-A, 4.00%, due 1/1/2028	210,212
275,000	Ser. 2014-A, 4.13%, due 1/1/2029	289,251
1,350,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%,	1,520,491
	due 7/1/2028
750,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Vaughn College of Aeronautics &	815,062	(a)
	Technology), Ser. 2016, 5.00%, due 12/1/2026
1,500,000	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Montefiore Oblig. Group), Ser.	1,819,455
	2018-A, 5.00%, due 8/1/2035
	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Orange Reg. Med. Ctr.)
400,000	Ser. 2017, 5.00%, due 12/1/2035	469,232	(a)
200,000	Ser. 2017, 5.00%, due 12/1/2036	234,052	(a)
400,000	Ser. 2017, 5.00%, due 12/1/2037	466,844	(a)
2,000,000	New York St. Dorm. Au. Rev. St. Personal Income Tax Rev., Ser. 2012-A, 5.00%, due 12/15/2026	2,228,680
960,000	New York St. HFA Rev. (Affordable Hsg.), Ser. 2012-F, (SONYMA Insured), 3.05%,	984,768
	due 11/1/2027
400,000	New York St. Hsg. Fin. Agcy. Rev. (42nd & 10th St. Hsg.), (LOC: Freddie Mac), Ser. 2008-A,	400,000	(f)
	1.14%, due 11/1/2041
1,045,000	New York St. Mtge. Agcy. Homeowner Mtge. Ref. Rev., Ser. 2014-189, 3.45%, due 4/1/2027	1,094,846
	New York St. Muni. Bond Bank Agcy.
1,230,000	Subser. 2009-B1, 5.00%, due 12/15/2023	1,235,326
1,295,000	Subser. 2009-B1, 5.00%, due 12/15/2024	1,300,607
1,500,000	New York St. Trans. Dev. Corp. Spec. Fac. Ref. Rev. (American Airlines, Inc.-John F Kennedy Int’l	1,569,765
	Arpt. Proj.), Ser. 2016, 5.00%, due 8/1/2031
2,000,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (Delta Airlines, Inc.-LaGuardia Arpt. Term. C&D	2,389,780
	Redev.), Ser. 2018, 5.00%, due 1/1/2033
1,545,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (LaGuardia Arpt. Term. B Redev. Proj.),	1,623,702
	Ser. 2016-A, 4.00%, due 7/1/2041
785,000	Newburgh, G.O., Ser. 2012-A, 5.00%, due 6/15/2022	852,361
	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.)
640,000	Ser. 2012-A, 5.00%, due 5/1/2025	692,768
300,000	Ser. 2012-A, 5.00%, due 5/1/2026	324,126
1,000,000	Niagara Area Dev. Corp. Solid Waste Disp. Fac. Rev. Ref. (Covanta Proj.), Ser. 2018-A, 4.75%,	1,056,610	(a)
	due 11/1/2042
1,100,000	Niagara Falls City Sch. Dist. Ref. Cert. Participation (High Sch. Fac.), Ser. 2015, (AGM Insured),	1,206,194
	4.00%, due 6/15/2026
	Niagara Frontier Trans. Au. Rev. Ref. (Buffalo Niagara Int’l Arpt.)
375,000	Ser. 2019-A, 5.00%, due 4/1/2037	453,686
350,000	Ser. 2019-A, 5.00%, due 4/1/2038	421,649
350,000	Ser. 2019-A, 5.00%, due 4/1/2039	420,599
	Oneida Co. Local Dev. Corp. Rev. Ref. (Mohawk Valley Hlth. Sys. Proj.)
1,250,000	(AGM Insured), 3.00%, due 12/1/2044	1,217,550	(e)
2,000,000	(AGM Insured), 4.00%, due 12/1/2049	2,192,060	(e)
1,010,000	Onondaga Civic Dev. Corp. Ref. Rev., Ser. 2015, 5.00%, due 10/1/2029	1,159,803
1,000,000	Onondaga Co. Trust Cultural Res. Rev. (Syracuse Univ. Proj.), Ser. 2010-B, 5.00%,	1,002,980
	due 12/1/2019
1,500,000	Oyster Bay, G.O., Ser. 2014, (AGM Insured), 3.25%, due 8/1/2021	1,548,870
500,000	Port Au. New York & New Jersey Cons. Bonds Rev. Ref. (Two Hundred -Third), Ser. 2017,	591,640
	5.00%, due 4/15/2057
1,410,000	St. Lawrence Co. IDA Civic Dev. Corp. Rev. (St. Lawrence Univ. Proj.), Ser. 2012, 5.00%,	1,556,710
	due 7/1/2028
1,980,000	Suffolk Co. Judicial Facs. Agcy. Lease Rev. (H. Lee Dennison Bldg.), Ser. 2013, 5.00%,	2,208,829
	due 11/1/2025

See Notes to Financial Statements	25

Schedule of Investments New York Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

$165,000	Triborough Bridge & Tunnel Au. Oblig., Ser. 1998-A, (National Public Finance Guarantee Corp.	$170,528
	Insured), 4.75%, due 1/1/2024
2,700,000	Triborough Bridge & Tunnel Au. Rev., (LOC: Citibank N.A.), Subser. 2005-B2, 1.25%,	2,700,000	(f)
	due 1/1/2032
	TSASC Inc. Rev. Ref.
580,000	Ser. 2017-A, 5.00%, due 6/1/2028	702,641
3,000,000	Ser. 2017-A, 5.00%, due 6/1/2041	3,366,990
3,000,000	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/2028	3,456,000
1,000,000	Westchester Co. Local Dev. Corp. Ref. Rev. (Wartburg Sr. Hsg. Proj.), Ser. 2015-A, 5.00%,	1,042,900	(a)
	due 6/1/2030
	Westchester Co. Local Dev. Corp. Ref. Rev. (Westchester Med. Ctr.)
825,000	Ser. 2016, 5.00%, due 11/1/2030	951,472
1,000,000	Ser. 2016, 3.75%, due 11/1/2037	1,038,280
1,350,000	Westchester Co. Local Dev. Corp. Rev. (Kendal on Hudson Proj.), Ser. 2013, 5.00%,	1,450,480
	due 1/1/2028
		101,761,303

Ohio 0.7%
500,000	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Rev. (Turbo), Ser. 2007-A-2, 5.88%,	503,210
	due 6/1/2047

Pennsylvania 2.9%
	Pennsylvania St. Turnpike Commission Rev.
285,000	Ser. 2010-B2, 6.00%, due 12/1/2034 Pre-Refunded 12/1/2020	299,660
305,000	Subser. 2010-B2, 6.00%, due 12/1/2034 Pre-Refunded 12/1/2020	320,689
1,410,000	Subser. 2010-B2, 6.00%, due 12/1/2034 Pre-Refunded 12/1/2020	1,482,531
		2,102,880

Puerto Rico 7.4%
5,017,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2018-A-1, 5.00%, due 7/1/2058	5,266,847

Texas 1.0%
400,000	Mission Econ. Dev. Corp. Wtr. Supply Rev. (Green Bond-Env. Wtr. Minerals Proj.), Ser. 2015,	360,000	(a)(b)(c)
	7.75%, due 1/1/2045
325,000	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Bridgemoor Plano Proj.), Ser. 2018-A,	343,772
	7.25%, due 12/1/2053
		703,772

Wisconsin 0.5%
300,000	Pub. Fin. Au. Retirement Fac. Rev. Ref. (Friends Homes), Ser. 2019, 5.00%, due 9/1/2054	327,645	(a)
	Total Municipal Notes (Cost $113,044,055)	118,852,277

UNITS

Liquidating Trust - Real Estate 2.1%
600	CMS Liquidating Trust (Cost $3,105,388)	1,488,000	*(g)(h)
	Total Investments 168.6% (Cost $116,149,443)	120,340,277
	Liabilities Less Other Assets (3.8)%	(2,696,526)
	Liquidation Value of Variable Rate Municipal Term Preferred Shares (net of unamortized deferred	(46,264,969)
	offering costs of $35,031) (64.8)%
	Net Assets Applicable to Common Stockholders 100.0%	$71,378,782

*	Non-income producing security.

See Notes to Financial Statements	26

Schedule of Investments New York Municipal Fund Inc.^
(cont’d)

(a)	Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2019, these securities amounted to $7,758,204, which represents 10.9% of net assets applicable to common stockholders of the Fund. Securities denoted with (a) but without (b), if any, have been deemed by the investment manager to be liquid.

(b)	Illiquid security.

(c)	Defaulted security.

(d)	All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of $1,075,350.

(e)	When-issued security. Total value of all such securities at October 31, 2019 amounted to $3,903,990, which represents 5.5% of net assets applicable to common stockholders of the Fund.

(f)

Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2019.

(g)	Value determined using significant unobservable inputs.

(h)

This security has been deemed by the investment manager to be illiquid, and is subject to restrictions on resale.

At October 31, 2019, this security amounted to $1,488,000, which represents 2.1% of net assets applicable to common stockholders of the Fund.

Acquisition
Cost
			Percentage		Fair Value
			of Net Assets		Percentage
			Applicable		of Net Assets
			to Common		Applicable
			Stockholders		to Common
			as of		Stockholders
	Acquisition	Acquisition	Acquisition	Value as of	as of
Restricted Security	Date	Cost	Date	10/31/2019	10/31/2019
CMS Liquidating Trust	11/21/2012	$3,105,388	4.1%	$1,488,000	2.1%

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2019:

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Investments:
Municipal Notes(a)	$—	$118,852,277	$—	$118,852,277
Liquidating Trust - Real Estate	—	—	1,488,000	1,488,000
Total Investments	$—	$118,852,277	$1,488,000	$120,340,277

(a)	The Schedule of Investments provides a categorization by state/territory for the portfolio.

See Notes to Financial Statements	27

Schedule of Investments New York Municipal Fund Inc.^
(cont’d)

(b)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

										Net change
										in unrealized
										appreciation/
										(depreciation)
	Beginning			Change in						from
	balance,	Accrued		unrealized			Transfers	Transfers	Balance,	investments
	as of	discounts/	Realized	appreciation/			into	out of	as of	still held as of
	11/1/2018	(premiums)	gain/(loss)	(depreciation)	Purchases	Sales	Level 3	Level 3	10/31/2019	10/31/2019
(000’s omitted)
Investments in
Securities:
Units
Liquidating
Trust—
Real Estate	$1,770	$—	$—	$(282)	$—	$—	$—	$—	$1,488	$(282)
Total	$1,770	$—	$—	$(282)	$—	$—	$—	$—	$1,488	$(282)

The following table presents additional information about the valuation approach and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2019.

Asset	Fair value	Valuation	Unobservable	Range	Input value
class	at 10/31/2019	approach	input	per unit	per unit
Units	$1,488,000	Income Approach	Appraised value	$2,275 - $2,729	$2,480

^	A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements	28

Statements of Assets and Liabilities

Neuberger Berman

	CALIFORNIA		NEW YORK
	MUNICIPAL	MUNICIPAL	MUNICIPAL
	FUND INC.	FUND INC.	FUND INC.
	October 31, 2019	October 31, 2019	October 31, 2019
Assets
Investments in securities, at value* (Note A)—see Schedule of
Investments:
Unaffiliated issuers(a)	$142,327,498	$454,696,935	$120,340,277
Cash	47,732	48,576	98,173
Interest receivable	1,762,513	6,148,599	1,538,571
Receivable for securities sold	40,000	270,000	—
Prepaid expenses and other assets	14,130	20,178	13,687
Total Assets	144,191,873	461,184,288	121,990,708
Liabilities
Variable Rate Municipal Term Preferred Shares, Series A
($100,000 liquidation value per share; 550, 1,704 and
463 shares outstanding for California Fund, Municipal Fund
and New York Fund, respectively) † (Note A)	54,964,969	170,364,973	46,264,969
Distributions payable—preferred shares	105,133	325,721	88,503
Distributions payable—common stock	248,687	1,174,234	199,695
Payable to investment manager—net (Note B)	30,110	97,653	25,092
Payable for securities purchased	2,201,330	700,000	3,904,103
Payable to administrator—net (Note B)	36,132	117,184	30,110
Payable to directors	2,917	2,917	2,917
Other accrued expenses and payables	97,620	168,561	96,537
Total Liabilities	57,686,898	172,951,243	50,611,926
Net Assets applicable to Common Stockholders	$86,504,975	$288,233,045	$71,378,782
Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$77,417,741	$257,947,320	$70,331,537
Total distributable earnings/(losses)	9,087,234	30,285,725	1,047,245
Net Assets applicable to Common Stockholders	$86,504,975	$288,233,045	$71,378,782
Shares of Common Stock Outstanding ($0.0001 par value;
999,996,410, 999,990,206 and 999,996,517 shares authorized for
California Fund, Municipal Fund and New York Fund, respectively)	5,551,044	18,805,803	5,077,417
Net Asset Value Per Share of Common Stock Outstanding	$15.58	$15.33	$14.06
* Cost of Investments
(a) Unaffiliated Issuers	$130,302,885	$414,611,010	$116,149,443

† Net of unamortized deferred offering costs of:	$35,031	$35,027	$35,031

See Notes to Financial Statements	29

Statements of Operations

Neuberger Berman

	CALIFORNIA		NEW YORK
	MUNICIPAL	MUNICIPAL	MUNICIPAL
	FUND INC.	FUND INC.	FUND INC.
	For the	For the	For the
	Year Ended	Year Ended	Year Ended
	October 31, 2019	October 31, 2019	October 31, 2019
Investment Income:
Income (Note A):
Interest and other income-unaffiliated issuers	$5,575,004	$20,000,243	$4,601,478
Expenses:
Investment management fees (Note B)	351,543	1,144,166	293,419
Administration fees (Note B)	421,852	1,372,999	352,103
Audit fees	56,243	57,218	56,243
Basic maintenance expense (Note A)	13,500	13,500	13,500
Custodian and accounting fees	75,480	99,598	73,403
Insurance expense	4,624	15,111	3,867
Legal fees	31,909	141,853	28,345
Stockholder reports	8,939	31,384	8,649
Stock exchange listing fees	3,424	11,134	2,852
Stock transfer agent fees	25,163	24,723	24,687
Distributions to Variable Rate Municipal Term Preferred Shareholders
and amortization of offering costs (Note A)	1,497,256	4,558,587	1,247,700
Directors’ fees and expenses	47,097	47,819	47,044
Miscellaneous	25,627	30,510	24,769
Total net expenses	2,562,657	7,548,602	2,176,581
Net investment income/(loss)	$3,012,347	$12,451,641	$2,424,897

Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(334,279)	(942,677)	(434,582)

Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	7,257,671	17,789,151	4,316,776
Net gain/(loss) on investments	6,923,392	16,846,474	3,882,194
Net increase/(decrease) in net assets applicable to Common
Stockholders resulting from operations	$9,935,739	$29,298,115	$6,307,091

See Notes to Financial Statements	30

Statements of Changes in Net Assets

Neuberger Berman

	CALIFORNIA
	MUNICIPAL FUND INC.		MUNICIPAL FUND INC.
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2019	October 31, 2018	October 31, 2019	October 31, 2018
Increase/(Decrease) in Net Assets Applicable
to Common Stockholders:
From Operations (Note A):
Net investment income/(loss)	$3,012,347	$2,814,744	$12,451,641	$12,894,380
Net realized gain/(loss) on investments	(334,279)	124,217	(942,677)	(575,011)
Change in net unrealized appreciation/
(depreciation) of investments	7,257,671	(4,704,397)	17,789,151	(16,051,951)
Net increase/(decrease) in net assets applicable to
Common Stockholders resulting from operations	9,935,739	(1,765,436)	29,298,115	(3,732,582)
Distributions to Common Stockholders
From (Note A):
Distributable earnings	(2,866,649)	(2,978,790)	(14,089,600)	(14,565,232)
Tax return of capital	(117,592)	(183,085)	—	—
Total distributions to Common Stockholders	(2,984,241)	(3,161,875)	(14,089,600)	(14,565,232)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends
and distributions	—	—	27,186	—
Net Increase/(Decrease) in Net Assets
Applicable to Common Stockholders	6,951,498	(4,927,311)	15,235,701	(18,297,814)
Net Assets Applicable to
Common Stockholders:
Beginning of year	79,553,477	84,480,788	272,997,344	291,295,158
End of year	$86,504,975	$79,553,477	$288,233,045	$272,997,344

See Notes to Financial Statements	31

NEW YORK
MUNICIPAL FUND INC.
Fiscal Year Ended	Fiscal Year Ended
October 31, 2019	October 31, 2018

$2,424,897	$2,546,592
(434,582)	(262,198)

4,316,776	(3,917,763)

6,307,091	(1,633,369)

(2,281,639)	(2,507,279)
(114,699)	—
(2,396,338)	(2,507,279)

—	—

3,910,753	(4,140,648)

67,468,029	71,608,677
$71,378,782	$67,468,029

See Notes to Financial Statements	32

Notes to Financial Statements Municipal Closed-End Funds

Note A—Summary of Significant Accounting Policies:

1

General: Neuberger Berman California Municipal Fund Inc. (“California Fund”), Neuberger Berman Municipal Fund Inc. (“Municipal Fund”) and Neuberger Berman New York Municipal Fund Inc. (“New York Fund”), (each individually a “Fund”, and collectively, the “Funds”) were organized as Maryland corporations on July 29, 2002. California Fund and New York Fund registered as non-diversified, closed-end management investment companies and Municipal Fund registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. Each Fund is currently a diversified fund. Each Fund’s Board of Directors (“Board”) may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.

A balance indicated with a “—”, reflects either a zero balance or a balance that rounds to less than 1.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Neuberger Berman Investment Advisers LLC (“Management” or “NBIA”) to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2

Portfolio valuation: In accordance with ASC 820 “Fair Value Measurement” (“ASC 820”), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds’ investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●Level 1 – quoted prices in active markets for identical investments

●Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

●Level 3 – unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds’ investments in municipal notes and liquidating trust - real estate is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions (generally Level 2 inputs). Other Level 2 and 3 inputs used by independent pricing services to value municipal notes and liquidating trust - real estate include current trades, bid-wanted lists (which inform the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, appraisals, bid offers and specific data on specialty issues.

33

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3

Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations.

4

Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company (“RIC”) by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 “Income Taxes” (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2019, the Funds did not have any unrecognized tax positions.

At October 31, 2019, selected Fund information for all long security positions for U.S. federal income tax purposes was as follows:

				Net
		Gross	Gross	Unrealized
		Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
California Fund	$129,521,566	$13,335,497	$529,565	$12,805,932
Municipal Fund	413,822,249	43,004,733	2,130,047	40,874,686
New York Fund	115,580,217	6,683,508	1,923,448	4,760,060

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences, if any, are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences, capital loss carryforwards expiring and differing characterization of distributions made by each Fund.

34

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and had no impact on net income, net asset value (“NAV”) or NAV per share of the Funds. For the year ended October 31, 2019, the Funds recorded the following permanent reclassifications primarily related to one or more of the following: non-deductible stock issuance costs, adjustments to the prior period accumulated balances and expiration of capital loss carryforwards. For the year ended October 31, 2019, the Funds recorded the following permanent reclassifications:

		Distributable
	Paid-in Capital	Earnings/(Losses)
California Fund	$(704,743)	$704,743
Municipal Fund	(46,216)	46,216
New York Fund	(231,619)	231,619

The tax character of distributions paid during the years ended October 31, 2019, and October 31, 2018, was as follows:

				Distributions Paid From:
					Long-Term
	Tax Exempt		Ordinary		Capital
	Income		Income		Gain		Return of Capital		Total
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
California Fund	$4,316,185	$4,479,419	$19,798	$13,796	$—	$—	$117,592	$183,085	$4,453,575	$4,676,300
Municipal Fund	18,343,429	18,977,618	258,542	192,492	—	—	—	—	18,601,971	19,170,110
New York Fund	3,500,458	3,679,064	2,016	67,991	—	—	114,699	—	3,617,173	3,747,055

As of October 31, 2019, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Unrealized	Loss	Other
	Ordinary	Tax-Exempt	Long-Term	Appreciation/	Carryforwards	Temporary
	Income	Income	Capital Gain	(Depreciation)	and Deferrals	Differences	Total
California Fund	$—	$—	$—	$12,805,932	$(3,364,878)	$(353,820)	$9,087,234
Municipal Fund	—	3,054,758	—	40,874,686	(12,143,764)	(1,499,955)	30,285,725
New York Fund	—	—	—	4,760,060	(3,424,616)	(288,199)	1,047,245

The temporary differences between book basis and tax basis distributable earnings are primarily due to: defaulted bond adjustments, amortization of bond premium, timing differences of distribution payments and tax adjustments related to partnerships and other investments.

To the extent each Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term (“Post-Enactment”). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character (“Pre-Enactment”). As determined at October 31, 2019, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Post-Enactment
	(No Expiration Date)
	Long-Term	Short-Term
California Fund	$2,858,321	$506,557
Municipal Fund	10,508,137	1,635,627
New York Fund	2,815,393	579,373

During the year ended October 31, 2019, New York Fund had Pre-Enactment capital loss carryforwards expire of $7,374.

Under The Regulated Investment Company Modernization Act of 2010, the Funds may defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31. For the year ended October 31, 2019, the New York Fund elected to defer late-year ordinary losses of $29,850.

35

5

Distributions to common stockholders: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare and pay monthly distributions to common stockholders. Distributions from net realized capital gains, if any, are normally distributed in December. Distributions to common stockholders are recorded on the ex-date. Distributions to preferred stockholders are accrued and determined as described in Note A-7.

On November 15, 2019, each Fund declared a monthly distribution to common stockholders payable December 16, 2019, to stockholders of record on November 29, 2019, with an ex-date of November 27, 2019 as follows:

Distribution per share
California Fund	$0.04480
Municipal Fund	0.06244
New York Fund	0.03933

On December 16, 2019, each Fund declared a monthly distribution to common stockholders payable January 15, 2020, to stockholders of record on December 31, 2019, with an ex-date of December 30, 2019 as follows:

Distribution per share
California Fund	$0.04480
Municipal Fund	0.06244
New York Fund	0.03933

6

Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company (e.g., a Fund) are allocated among the Funds and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

7	Financial leverage: On June 30, 2014, July 1, 2014 and July 2, 2014, the Funds issued VMTPS as follows:

Shares
California Fund	590
Municipal Fund	1,794
New York Fund	483

On April 1, 2019, the Funds extended the maturity and completed a partial redemption of VMTPS. After such partial redemptions, the Funds had VMTPS outstanding as follows:

	Shares Redeemed	Shares Outstanding
California Fund	40	550
Municipal Fund	90	1,704
New York Fund	20	463

Each Fund’s VMTPS have a liquidation preference of $100,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“VMTPS Liquidation Value”). Distributions on the VMTPS are accrued daily and paid monthly at a floating rate. For financial reporting purposes only, the liquidation preference of the VMTPS is recognized as a liability in each Fund’s Statement of Assets and Liabilities.

36

The distribution rate for each Fund’s VMTPS is calculated based on the applicable SIFMA (Securities Industry and Financial Markets Association) Municipal Swap Index plus a spread. The table below sets forth key terms of each Fund’s VMTPS.

		Term		Aggregate
		Redemption	Shares	Liquidation
Fund	Series	Date	Outstanding	Preference
California Fund	Series A	3/31/2022	550	$55,000,000
Municipal Fund	Series A	3/31/2022	1,704	$170,400,000
New York Fund	Series A	3/31/2022	463	$46,300,000

The Funds have paid up front expenses in connection with offering the VMTPS, which are being amortized over the life of the VMTPS. The expenses are included in the “Distributions to variable rate municipal term preferred shareholders and amortization of offering costs (Note A)” line item that is reflected in the Statements of Operations.

Each Fund may redeem its VMTPS, in whole or in part, at its option after giving notice to the relevant holders of its VMTPS. Each Fund is also subject to certain restrictions relating to the VMTPS. Failure to comply with these restrictions could preclude a Fund from declaring any distributions to common stockholders or repurchasing common stock and/or could trigger the mandatory redemption of its VMTPS at the VMTPS Liquidation Value. The holders of the VMTPS are entitled to one vote per share and will vote with holders of common stock as a single class, except that the holders of the VMTPS will vote separately as a class on certain matters, as required by law or the Fund’s organizational documents. The holders of the VMTPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on its VMTPS for two consecutive years.

During the year ended October 31, 2019, the average aggregate liquidation preference value outstanding and average annualized distribution rate of the VMTPS were approximately $56,655,000 and 2.59%, $174,123,000 and 2.59%, and $47,127,000 and 2.59%, for California Fund, Municipal Fund and New York Fund, respectively.

8

Securities lending: Each Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statements of Operations under the caption “Income from securities loaned-net” and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and a Fund until the close of the transaction. A Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of October 31, 2019, the Funds did not participate in securities lending.

9	Concentration of risk: The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. California Fund and New York Fund normally invest a substantial portion of their assets in municipal bonds of issuers located in the state of California and the state of New York, respectively. The value of each of these Funds’ securities are more susceptible to adverse economic, political, regulatory or other factors affecting the issuers of such municipal bonds than a fund that does not limit its investments to such issuers.

37

10	Indemnifications: Like many other companies, the Funds’ organizational documents provide that their officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of their principal service contracts and in the normal course of their business, the Funds enter into contracts that provide indemnifications to other parties for certain types of losses or liabilities. Each Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against each Fund.

11	Arrangements with certain non-affiliated service providers: In order to satisfy rating agency requirements, each Fund is required to provide the rating agency that rates its VMTPS a report on a monthly basis verifying that each Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by the rating agency as one of the conditions to maintain its rating on the VMTPS. “Discounted value” refers to the fact that the rating agency requires each Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. Each Fund pays a fee to State Street Bank for the preparation of this report which is reflected in the Statements of Operations under the caption “Basic maintenance expense (Note A).”

Note B—Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:

Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA a fee at an annual rate of 0.25% of the Fund’s average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, any VMTPS Liquidation Value is not considered a liability.

Each Fund retains NBIA as its administrator under an Administration Agreement. Each Fund pays NBIA an administration fee at the annual rate of 0.30% of its average daily Managed Assets under this agreement. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the agreement.

Note C—Securities Transactions:

During the year ended October 31, 2019, there were purchase and sale transactions of long-term securities as follows:

	Purchases	Sales
California Fund	$35,420,191	$38,161,197
Municipal Fund	200,650,411	211,252,493
New York Fund	35,810,041	33,551,504

Note D—Capital:

Transactions in shares of common stock for the years ended October 31, 2019 and October 31, 2018 were as follows:

	Stock Issued on		Net Increase/(Decrease)
	Reinvestment of Dividends		in Common Stock
	and Distributions		Outstanding
	2019	2018	2019	2018
California Fund	—	—	—	—
Municipal Fund	1,765	—	1,765	—
New York Fund	—	—	—	—

38

Note E—Recent Accounting Pronouncements:

In March 2017, FASB issued Accounting Standards Update No. 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

In August 2018, FASB issued Accounting Standards Update No. 2018-13, “Fair Value Measurement (Topic 820: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement”) (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the disclosure requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

39

Financial Highlights

California Municipal Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “-” indicates that the line item was not applicable in the corresponding period.

	Year Ended October 31,
	2019		2018		2017		2016	2015
Common Stock Net Asset Value,
Beginning of Year	$14.33		$15.22		$15.67		$15.34	$15.51

Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income/(Loss)@	0.54		0.51		0.61		0.63	0.64
Net Gains or Losses on Securities
(both realized and unrealized)	1.25		(0.83)		(0.41)		0.47	0.01
Total From Investment Operations
Applicable to Common Stockholders	1.79		(0.32)		0.20		1.10	0.65

Less Distributions to Common
Stockholders From:
Net Investment Income	(0.52)		(0.54)		(0.65)		(0.77)	(0.82)
Tax Return of Capital	(0.02)		(0.03)		—		—	—
Total Distributions to Common Stockholders	(0.54)		(0.57)		(0.65)		(0.77)	(0.82)
Common Stock Net Asset Value,
End of Year	$15.58		$14.33		$15.22		$15.67	$15.34
Common Stock Market Value,
End of Year	$13.92		$12.08		$13.91		$15.57	$15.33
Total Return, Common Stock Net Asset Value†	13.19%		(1.59)%		1.60%[a]		7.28%	4.37%
Total Return, Common Stock Market Value†	19.96%		(9.23)%		(6.55)%[a]		6.67%	4.16%

Supplemental Data/Ratios††
Net Assets Applicable to Common Stockholders,
End of Year (in millions)	$86.5		$79.6		$84.5		$87.0	$85.0
Preferred Stock Outstanding,
End of Year (in millions)	$55.0	ØØ	$59.0	ØØ	$59.0	ØØ	$59.0	$59.0
Preferred Stock Liquidation Value Per Share	$100,000		$100,000		$100,000		$100,000	$100,000
Ratios are Calculated Using
Average Net Assets Applicable to
Common Stockholders
Ratio of Gross ExpensesØ	3.05%		3.17%		2.76%		2.40%	2.20%
Ratio of Net ExpensesØ	3.05%		3.17%		2.70%[b]		2.40%	2.20%
Ratio of Net Investment Income/(Loss)	3.59%		3.41%		4.04%[b]		3.95%	4.16%
Portfolio Turnover Rate	25%		30%		36%		12%	9%
Asset Coverage Per Share, of Preferred
Stock, End of Year¢	$257,409		$235,042		$243,283		$247,614	$244,175

See Notes to Financial Highlights	40

Financial Highlights

Municipal Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “-” indicates that the line item was not applicable in the corresponding period.

	Year Ended October 31,
	2019		2018		2017		2016	2015
Common Stock Net Asset Value,
Beginning of Year	$14.52		$15.49		$16.06		$15.84	$16.11

Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income/(Loss)@	0.66		0.69		0.74		0.77	0.81
Net Gains or Losses on Securities
(both realized and unrealized)	0.90		(0.89)		(0.48)		0.35	(0.18)
Total From Investment Operations
Applicable to Common Stockholders	1.56		(0.20)		0.26		1.12	0.63

Less Distributions to Common
Stockholders From:
Net Investment Income	(0.75)		(0.77)		(0.83)		(0.90)	(0.90)
Common Stock Net Asset Value,
End of Year	$15.33		$14.52		$15.49		$16.06	$15.84
Common Stock Market Value,
End of Year	$15.57		$12.62		$14.92		$15.34	$15.53
Total Return, Common Stock Net Asset Value†	11.18%		(0.85)%		1.83%[a]		7.19%	4.21%
Total Return, Common Stock Market Value†	29.92%		(10.54)%		2.68%[a]		4.42%	6.74%

Supplemental Data/Ratios††
Net Assets Applicable to Common Stockholders,
End of Year (in millions)	$288.2		$273.0		$291.3		$301.8	$297.3
Preferred Stock Outstanding,
End of Year (in millions)	$170.4	ØØ	$179.4	ØØ	$179.3	ØØ	$179.4	$179.4
Preferred Stock Liquidation Value Per Share	$100,000		$100,000		$100,000		$100,000	$100,000
Ratios are Calculated Using
Average Net Assets Applicable to
Common Stockholders
Ratio of Gross ExpensesØ	2.66%		2.69%		2.31%		2.00%	1.84%
Ratio of Net ExpensesØ	2.66%		2.69%		2.29%[b]		2.00%	1.84%
Ratio of Net Investment Income/(Loss)	4.39%		4.54%		4.78%[b]		4.70%	5.05%
Portfolio Turnover Rate	44%		24%		20%		19%	9%
Asset Coverage Per Share, of Preferred
Stock, End of Year¢	$269,321		$252,390		$262,497		$268,414	$265,828

See Notes to Financial Highlights	41

Financial Highlights

New York Municipal Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “-” indicates that the line item was not applicable in the corresponding period.

	Year Ended October 31,
	2019		2018		2017		2016	2015
Common Stock Net Asset Value,
Beginning of Year	$13.29		$14.10		$14.56		$14.31	$14.52

Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income/(Loss)@	0.48		0.50		0.55		0.57	0.60
Net Gains or Losses on Securities
(both realized and unrealized)	0.76		(0.82)		(0.47)		0.30	(0.09)
Total From Investment Operations
Applicable to Common Stockholders	1.24		(0.32)		0.08		0.87	0.51

Less Distributions to Common
Stockholders From:
Net Investment Income	(0.45)		(0.49)		(0.54)		(0.62)	(0.72)
Tax Return of Capital	(0.02)		—		—		—	—
Common Stock Net Asset Value,
End of Year	$14.06		$13.29		$14.10		$14.56	$14.31
Common Stock Market Value,
End of Year	$12.39		$11.13		$12.44		$13.44	$13.78
Total Return, Common Stock Net Asset Value†	9.96%		(1.69)%		1.04%[a]		6.27%	3.70%
Total Return, Common Stock Market Value†	15.71%		(6.68)%		(3.43)%[a]		1.87%	2.76%

Supplemental Data/Ratios††
Net Assets Applicable to Common Stockholders,
End of Year (in millions)	$71.4		$67.5		$71.6		$73.9	$72.6
Preferred Stock Outstanding,
End of Year (in millions)	$46.3	ØØ	$48.3	ØØ	$48.3	ØØ	$48.3	$48.3
Preferred Stock Liquidation Value Per Share	$100,000		$100,000		$100,000		$100,000	$100,000
Ratios are Calculated Using
Average Net Assets Applicable to
Common Stockholders
Ratio of Gross ExpensesØ	3.10%		3.16%		2.75%		2.39%	2.19%
Ratio of Net ExpensesØ	3.10%		3.16%		2.69%[b]		2.39%	2.19%
Ratio of Net Investment Income/(Loss)	3.45%		3.65%		3.92%[b]		3.90%	4.14%
Portfolio Turnover Rate	29%		19%		25%		10%	18%
Asset Coverage Per Share, of Preferred
Stock, End of Year¢	$254,281		$239,886		$248,341		$253,212	$250,512

See Notes to Financial Highlights	42

Notes to Financial Highlights Municipal Closed-End Funds

@	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

†

Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under each Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns will fluctuate and shares of common stock when sold may be worth more or less than original cost.

††	Income ratios include income earned on assets attributable to the VMTPS outstanding.

Ø	Distributions on VMTPS are included in expense ratios. The annualized ratios of distributions on VMTPS to average net assets applicable to common stockholders were:

	Year Ended October 31,
	2019	2018	2017	2016	2015
California Fund	1.75%	1.83%	1.41%	1.06%	0.89%
Municipal Fund	1.59%	1.62%	1.24%	0.92%	0.77%
New York Fund	1.74%	1.78%	1.36%	1.01%	0.85%

ØØ	Net of unamortized deferred issuance costs. The unamortized deferred issuance costs were:

	Year Ended October 31,
	2019	2018	2017
California Fund	$35,031	$19,412	$48,977
Municipal Fund	35,027	37,703	94,807
New York Fund	35,031	18,355	46,048

¢

Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of VMTPS and accumulated unpaid distributions on VMTPS) from the Fund’s total assets and dividing by the number of VMTPS outstanding.

a

In May 2016, the Funds’ custodian, State Street, announced that it had identified inconsistencies in the way in which the Funds were invoiced for categories of expenses, particularly those deemed “out of pocket” costs, from 1998 through November 2015, and refunded to the Funds certain expenses, plus interest, determined to be payable to the Funds for the period. These amounts had no impact on the Funds’ total returns for the year ended October 31, 2017.

b

The custodian expenses refund noted in (a) above is non-recurring and is included in these ratios. Had the Funds not received the refund, the annualized ratio of net expenses to average net assets applicable to common stockholders and the annualized ratio of net investment income/(loss) to average net assets applicable to common stockholders would have been:

	Ratio of Net Expenses
	to Average Net Assets	Ratio of Net Investment Income/
	Applicable to Common	(Loss) to Average Net Assets
	Stockholders	Applicable to Common Stockholders
	Year Ended	Year Ended
	October 31, 2017	October 31, 2017
California Fund	2.76%	3.98%
Municipal Fund	2.31%	4.75%
New York Fund	2.75%	3.86%

43

Report of Independent Registered Public Accounting Firm

To the Stockholders and Boards of Directors of:
Neuberger Berman California Municipal Fund Inc.
Neuberger Berman Municipal Fund Inc.
Neuberger Berman New York Municipal Fund Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Neuberger Berman California Municipal Fund Inc., Neuberger Berman Municipal Fund Inc., and Neuberger Berman New York Municipal Fund Inc. (collectively referred to as the “Funds”), including the schedules of investments, as of October 31, 2019 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds at October 31, 2019, the results of their operations for the year ended, the changes in net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
December 20, 2019

44

Distribution Reinvestment Plan for each Fund

American Stock Transfer & Trust Company, LLC (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each

45

Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

46

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at 6201 15th Avenue, Brooklyn, NY, 11219 or online at www.astfinancial.com.

47

Directory

Investment Manager and Administrator	Plan Agent
Neuberger Berman Investment Advisers LLC	American Stock Transfer & Trust Company, LLC
1290 Avenue of the Americas	Plan Administration Department
New York, NY 10104-0002	P.O. Box 922
877.461.1899 or 212.476.8800	Wall Street Station
New York, NY 10269-0560

Custodian	Overnight correspondence should be sent to:
State Street Bank and Trust Company	American Stock Transfer & Trust Company, LLC
One Lincoln Street	6201 15th Avenue
Boston, MA 02111	Brooklyn, NY 11219

Transfer Agent	Legal Counsel
American Stock Transfer & Trust Company, LLC	K&L Gates LLP
6201 15th Avenue	1601 K Street, NW
Brooklyn, NY 11219	Washington, DC 20006-1600

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

48

Directors and Officers

The following tables set forth information concerning the Directors and Officers of each of the Funds. All persons named as Directors and Officers also serve in similar capacities for other funds administered or managed by NBIA. Each Fund’s Statement of Additional Information includes additional information about the Directors as of the time of the Fund’s most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

Information about the Board of Directors

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

CLASS I

Independent Directors

Marc Gary (1952)	Director since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	51

Trustee, Jewish Theological Seminary, since 2015; Director, Legility, Inc. (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

49

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

Michael M. Knetter (1960)	Director since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin -Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	51

Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Peter P. Trapp (1944)	Director since 2002	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	51	None.

Director who is an “Interested Person”

Robert Conti* (1956)	Director since 2008; formerly, Chief Executive Officer and President 2008 to 2018	Retired; formerly, Managing Director, Neuberger Berman, 2007 to 2018; formerly, President—Mutual Funds, NBIA, 2008 to 2018; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003.	51

Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011; formerly, Member of the Board of Governors, Investment Company Institute.

50

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

CLASS II

Independent Directors

Michael J. Cosgrove (1949)	Director since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	51

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

51

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

Deborah C. McLean (1954)	Director since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	51

Board member, Norwalk Community College Foundation, since 2014; Dean’s Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Director since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since 2012; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	51

Director, 1 William Street Credit Income Fund, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

52

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

Tom D. Seip (1950)	Director since 2002; Chairman of the Board since 2008; formerly Lead Independent Director from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	51

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

53

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

CLASS III

Independent Directors

Martha C. Goss (1949)	Director since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to 1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

51

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

54

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

James G. Stavridis (1955)	Director since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	51

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Candace L. Straight (1947)	Director since 2002	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	51

Director, ERA Coalition (not-for-profit), since January 2019; Director, Re belle Media (a privately held TV and film production company), since 2018; formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

55

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

Director who is an “Interested Person”

Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Director since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC (“Neuberger Berman”) and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), Neuberger Berman Investment Advisers LLC (“NBIA”) (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

51

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

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(1)	The business address of each listed person is 1290 Avenue of the Americas New York, NY 10104.

(2)	The Board shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II and Class III. The Class I, Class II and Class III Directors shall serve until the annual meeting of stockholders held in 2021, 2022 and 2020, respectively, and each third annual meeting of stockholders thereafter, or until their successors have been duly elected and qualified.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*	Indicates a Director who is an “interested person” within the meaning of the 1940 Act. Mr. Amato is an interested person of the Fund by virtue of the fact that he is an officer of NBIA and/or its affiliates. Mr. Conti is an interested person of the Fund by virtue of the fact that he was an officer of NBIA and/or its affiliates until June 2018.

57

Information about the Officers of the Fund

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2002

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President — Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance — Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009 — 2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

58

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)
and Address(1)	and Length of
Time Served(2)

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008	Managing Director, Neuberger Berman, since 2013; Chief Operating Officer — Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015	Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008	Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005	Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)	The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)	Pursuant to the Bylaws of each Fund, each officer elected by the Directors shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Directors and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website, at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2019). The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-Q or Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

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Notice to Stockholders

In early 2020 you will receive information to be used in filing your 2019 tax returns, which will include a notice of the exact tax status of all distributions paid to you by each Fund during calendar year 2019. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal year ended October 31, 2019, the percentages representing the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax are as follows:

California Municipal Fund Inc.	99.56%
Municipal Fund Inc.	98.61%
New York Municipal Fund Inc.	99.94%

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Report of Votes of Stockholders

The annual meeting of stockholders was held on October 3, 2019. Stockholders voted to elect four Class II Directors to serve until the annual meeting of stockholders in 2022, or until their successors are elected and qualified. George W. Morriss was voted on by holders of preferred stock only. Class I Directors (which include Robert Conti, Marc Gary, Michael M. Knetter and Peter P. Trapp) and the Class III Directors (which include Joseph V. Amato, Martha C. Goss, James G. Stavridis and Candace L. Straight) continue to hold office until the annual meeting in 2021 and 2020, respectively.

To elect four Class II Directors to serve until the annual meeting of stockholders in 2022 or until their successors are elected and qualified.

CALIFORNIA FUND
		Votes		Broker
Shares of Common and Preferred Stock	Votes For	Withheld	Abstentions	Non-Votes
Michael J. Cosgrove	3,736,011	1,045,477	—	—
Deborah C. McLean	3,736,011	1,045,477	—	—
Tom D. Seip	3,736,011	1,045,477	—	—

		Votes		Broker
Shares of Preferred Stock	Votes For	Withheld	Abstentions	Non-Votes
George W. Morriss	550	—	—	—

MUNICIPAL FUND
		Votes		Broker
Shares of Common and Preferred Stock	Votes For	Withheld	Abstentions	Non-Votes
Michael J. Cosgrove	16,260,486	341,096	—	—
Deborah C. McLean	16,270,461	331,121	—	—
Tom D. Seip	16,342,426	259,156	—	—

		Votes		Broker
Shares of Preferred Stock	Votes For	Withheld	Abstentions	Non-Votes
George W. Morriss	1,704	—	—	—

NEW YORK FUND
		Votes		Broker
Shares of Common and Preferred Stock	Votes For	Withheld	Abstentions	Non-Votes
Michael J. Cosgrove	3,554,445	1,064,340	—	—
Deborah C. McLean	3,556,481	1,062,304	—	—
Tom D. Seip	3,554,445	1,064,340	—	—

		Votes		Broker
Shares of Preferred Stock	Votes For	Withheld	Abstentions	Non-Votes
George W. Morriss	463	—	—	—

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Board Consideration of the Management Agreements

On an annual basis, the Boards of Directors (each, a “Board” and, collectively, the “Boards”) Neuberger Berman California Municipal Fund Inc., Neuberger Berman Municipal Fund Inc., and Neuberger Berman New York Municipal Fund Inc. (each, a “Fund” and, collectively, the “Funds”), including the Directors who are not “interested persons” of the Funds or of Neuberger Berman Investment Advisers LLC (“Management”) (including its affiliates) (“Independent Fund Directors”), consider whether to continue each Fund’s management agreement with Management (the “Agreements” and, with respect to each Fund, the “Agreement”). Throughout the process, the Independent Fund Directors are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management (“Independent Counsel”). At a meeting held on September 12, 2019, the Boards, including the Independent Fund Directors, approved the continuation of the Agreement for each Fund.

In evaluating the Agreements, the Boards, including the Independent Fund Directors, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Directors and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Boards to ensure that Management has time to respond to any questions the Independent Fund Directors may have on their initial review of the materials and that the Independent Fund Directors have time to consider those responses.

In connection with its deliberations, each Board also considered the broad range of information relevant to the annual contract review that is provided to each Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value and common share market prices, portfolio risk, use of leverage, information regarding share price premiums and/or discounts, and other portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and stockholder and other services provided by Management and its affiliates. A Contract Review Committee, which is comprised of Independent Fund Directors, was established by each Board to assist in its deliberations regarding the annual contract review. The Boards have also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committees and the full Boards, which consider that information as part of the annual contract review process. Each Board’s Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to them by Independent Counsel; their own business judgment; and developments in the industry, in the markets, in fund regulation and litigation, and in Management’s business model.

The Independent Fund Directors received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committees and the Independent Fund Directors met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Boards’ contract approval process and material factors that the Boards considered at their meetings regarding renewals of the Agreements and the compensation to be paid thereunder. In connection with its approval of the continuation of its Fund’s Agreement, each Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund, and whether the Agreement was in the best interests of the Fund and Fund stockholders. Each Board’s determination to approve the continuation of the related Agreement was based on a comprehensive consideration of all information provided to each Board throughout the year and specifically in connection with the annual contract review. Each Board considered the related Fund’s investment management agreement separately from those of the other Funds.

This description is not intended to include all of the factors considered by the Boards. The Board members did not identify any particular information or factor that was all-important or controlling, and each Director may have attributed different weights to the various factors. The Boards focused on the costs and benefits of each Agreement to each Fund and, through each Fund, its stockholders.

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Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, each Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the related Fund. The Boards noted that Management also provides certain administrative services, including fund accounting and compliance services. The Boards also considered Management’s policies and practices regarding trade execution, trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management’s use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Boards considered Management’s approach to potential conflicts of interest both generally and between each Fund’s investments and those of other funds or accounts managed by Management. The Boards also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance.

The Boards noted the extensive range of services that Management provides to the Funds beyond the investment management services. The Boards noted that Management is also responsible for monitoring compliance with each Fund’s investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. In addition, the Boards considered that Management has developed a leverage structure for the Funds tailored to each Fund’s investment strategy and needs, has monitored each Fund’s ongoing compliance with legal and other restrictions associated with its leverage, and has recommended changes in and/or amendments to the amount or structure of its leverage over time. The Boards also considered that Management assumes significant ongoing risks with respect to each Fund, for which it is entitled to reasonable compensation. Specifically, Management’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds, and the Boards consider on a regular basis information regarding Management’s processes for monitoring and managing risk. In addition, the Boards noted that when Management launches a new fund, it assumes entrepreneurial risk with respect to that fund, and that some funds have been liquidated without ever having been profitable to Management.

The Boards also noted Management’s activities under its contractual obligation to oversee the Funds’ various outside service providers, including its renegotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Boards also considered Management’s ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Boards noted the positive compliance history of Management, as no significant compliance problems were reported to the Boards with respect to Management. The Boards also considered the general structure of the portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Funds. The Boards also considered the ability of Management to attract and retain qualified personnel to service the Funds.

As in past years, the Boards also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Boards considered actions taken by Management in response to recent market conditions, such as regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management in this context. The Boards also noted that Management actively monitors any discount from net asset value per share at which the Funds’ common stock trades and evaluates potential ways to reduce the discount and potential impacts on the discount, including the level of distributions that the Funds pay. The Boards likewise took into account that Management monitors, to the extent information is publicly available, events that may disrupt each Fund’s long-term investment program.

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Fund Performance

The Boards requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared each Fund’s performance, along with its fees and other expenses, to a group of industry peers and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective. The Boards considered each Fund’s performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups. The Boards also considered the impact and inherent limitation on the comparisons due to the small number of funds included in the peer groups and broader universes of funds noting, among other things, that the peer groups for California Municipal Fund Inc. and New York Municipal Fund Inc. included national funds and state specific funds that were not focused on California and New York, respectively. In this regard, the Boards recognized that the number of leveraged closed-end funds pursuing similar strategies with the same investment classification and/or objective as the Funds has decreased over time. The Boards also recognized the limitations inherent in comparing the Funds’ performance to a benchmark index due to the Funds’ use of leverage and pursuit of an investment strategy that is not tied directly to an index. The Boards also considered the premium/discount levels at which peer funds traded along with the distribution rates and yields of those funds.

With respect to investment performance, the Boards considered information regarding each Fund’s short-, intermediate- and long-term performance, net of each Fund’s fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fee or expenses of investing, and compared to the performance of the industry peer group and a broader universe of funds, each constructed by the consulting firm. The Boards also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

The Boards identified each Fund as having underperformed in certain of these comparisons to an extent, and over a period of time, that the Boards felt warranted additional inquiry, and discussed with Management each Fund’s performance, potential reasons for the relative performance, and steps that Management had taken, or intended to take, to improve performance. The Boards’ Closed-End Funds Committees also met with the portfolio managers of the Funds during the 12 months prior to voting on the contract renewals to discuss the Funds’ performance, distribution levels, and the use of leverage. The Boards also considered Management’s responsiveness with respect to the relative performance. In this regard, each Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the related Agreement and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreement notwithstanding the related Fund’s relative performance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of each Agreement, the Boards considered the fee structure for each Fund under each Agreement as compared to the peer group provided by the consulting firm. The Boards reviewed a comparison of each Fund’s management fee to a peer group of comparable funds. The Boards noted that the comparative management fee analysis includes, in each Fund’s management fee, the separate administrative fees paid to Management. However, the Boards noted that some funds in the peer group pay directly from fund assets for certain services that Management covers out of the administration fees for the Funds. Accordingly, the Boards also considered each Fund’s total expense ratio as compared with its peer group as a way of taking account of these differences. The Boards also considered that only leveraged closed-end funds were considered for inclusion in the peer group presented for comparison with each Fund. The Boards considered that, in comparison to certain other products managed by Management, including open-end funds, there are additional portfolio management challenges in managing closed-end funds such as the Funds, including those associated with less liquid holdings and the use of leverage.

65

The Boards considered each Fund’s contractual management fee on managed assets (generally consisting of net assets plus leverage proceeds), as well as the actual management fee on managed assets as a percentage of assets attributable to common stockholders as compared to each Fund’s peer group. The Boards were aware of the additional expenses borne by common stockholders as a result of each Fund’s leveraged structure. The Boards took into account that Management has a financial incentive for the Funds to continue to use leverage, which may create a conflict of interest. They also considered Management’s representation that it continues to believe the use of leverage is in the best interests of each Fund’s stockholders regardless of the level of compensation Management receives.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to that Fund, the Boards reviewed specific data as to Management’s estimated profit on each Fund for a recent period on a pre-tax basis without regard to distribution expenses, but including year-over-year changes in each of Management’s reported expense categories. (The Boards also reviewed data on Management’s estimated profit on each Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Boards considered the cost allocation methodology that Management used in developing its estimated profitability figures. In recent years, each Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management’s process for calculating and reporting its estimated profit was not unreasonable.

Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Boards, in recent years, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Board further noted Management’s representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Boards recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a closed-end fund in the current regulatory and market environment. The Boards also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with each Fund. The Boards recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on its review, concluded that Management’s reported level of estimated profitability on each Fund was reasonable.

Information Regarding Services to Other Clients

The Boards also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of any of the Funds. The Boards compared the fees charged to the Funds to the fees charged to such comparable funds. The Boards considered the appropriateness and reasonableness of any differences between the fees charged to each Fund and such comparable funds, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Boards explored with Management its assertion that although, generally, the rates of fees paid by such accounts were lower than the fee rates paid by the corresponding Funds, the differences reflected Management’s greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds.

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Economies of Scale

The Boards also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Funds and noted that there is little expectation that closed-end funds will show significant economies of scale. The Boards considered that, as closed-end investment companies, the Funds do not continually offer new shares to raise additional assets (as does a typical open-end investment company), but may experience asset growth through investment performance and/or the increased use of leverage. The Boards also considered that Management has provided, at no added cost to the Funds, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Boards. The Boards considered that this is a way of sharing economies of scale with each Fund and its stockholders.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Boards considered the following information. The broader universes of funds referenced in this section were identified by the consulting firm, as discussed above. For any period of underperformance, the Board considered the magnitude and duration of that underperformance relative to the broader universe and/or the benchmark (e.g., the amount by which the Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for a Fund compared to its broader universe (“Performance Universe”), the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for a Fund compared to its peer group (“Expense Group”), the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses.

●	California Municipal Fund Inc.—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-year period and higher for the 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the second quintile for the 1- and 3-year periods, the fourth quintile for the 5-year period, and the fifth quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked highest out of five funds, the actual management fee ranked second out of five funds, and total expenses ranked lowest out of five funds. In determining to renew the Agreement, the Board took into account Management’s representations regarding the effect that the cost of leverage had on the Fund’s total expenses relative to its peers with different leverage structures. The Board noted that the benchmark is a nationwide index of municipal securities and that the Fund’s relative performance may have been affected by the way in which the market for California municipal securities performed versus the nationwide average. The Board also met with a member of the portfolio management team in September 2019 to discuss the Fund’s performance.

●	Municipal Fund Inc.—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-year period and higher for the 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the second quintile for the 1-year period, the third quintile for the 3-year period, the fourth quintile for the 5-year period, and the fifth quintile for the 10-year period. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the first quintile, the actual management fee ranked in the second quintile, and total expenses ranked in the fifth quintile. In determining to renew the Agreement, the Board took into account Management’s representations regarding the effect that the cost of leverage had on the Fund’s total expenses relative to its peers with different leverage structures. The Board also met with a member of the portfolio management team in September 2019 to discuss the Fund’s performance.

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●	New York Municipal Fund Inc.—The Board considered that, based on performance data for the periods ended December 31, 2018: (1) as compared to its benchmark, the Fund’s performance was lower for the 1- and 3-year periods and higher for the 5- and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the third quintile for the 1-year period and the fifth quintile for the 3-, 5-, and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the first quintile, the actual management fee ranked in the third quintile, and total expenses ranked in the fifth quintile. In determining to renew the Agreement, the Board took into account Management’s representations regarding the effect that the cost of leverage had on the Fund’s total expenses relative to its peers with different leverage structures. The Board also noted that the benchmark is a nationwide index of municipal securities and that the Fund’s relative performance may have been affected by the way in which the market for New York municipal securities performed versus the nationwide average. The Board also met with a member of the portfolio management team in September 2019 to discuss the Fund’s performance.

Conclusions

In approving the continuation of Agreements, the Boards concluded that, in their business judgment, the terms of each Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreements is in the best interests of each Fund and its stockholders. In reaching this determination, the Boards considered that Management could be expected to continue to provide a high level of service to each Fund; that the Board retained confidence in Management’s capabilities to manage the Fund; that each Fund’s fee structure appeared to the Boards to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Boards’ conclusions may be based in part on their consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Boards’ ongoing regular review of each Fund’s performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

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Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104-0002 Internal Sales & Services 877.461.1899 www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of stockholders and is not an offer for shares of the Funds.

H0649 12/19

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman New York Municipal Fund Inc. (“Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Municipal Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21168 (filed January 7, 2019). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.
The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss, and Deborah C. McLean. Mr. Cosgrove, Ms. Goss, and Ms. McLean are independent directors as defined by Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Ernst & Young LLP (“E&Y”) serves as the independent registered public accounting firm to the Registrant.
(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $47,485 and $46,298 for the fiscal years ended 2018 and 2019, respectively.
(b) Audit-Related Fees
The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2018 and 2019, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $10,200 and $9,950 for the fiscal years ended 2018 and 2019, respectively.  The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with Internal Revenue Code and tax regulation requirements for fund investments.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(d) All Other Fees
The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2018 and 2019, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2018 and 2019, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $10,200 and $9,950 for the fiscal years ended 2018 and 2019, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2018 and 2019, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.
Item 5. Audit Committee of Listed Registrants.
The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act").  Its members are Michael J. Cosgrove (Chair), Martha C. Goss (Vice Chair), Deborah C. McLean, and Peter P. Trapp.

Item 6. Schedule of Investments.
(a)	The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
As of October 31, 2019, the Board has delegated to Neuberger Berman Investment Advisers LLC (“NBIA”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.
NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of Glass Lewis.
NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.
In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with the voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in the requested manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.

James L. Iselin is a Managing Director of NBIA. He is the Head of the Municipal Fixed Income Team. Mr. Iselin joined NBIA in 2006. Previously, Mr. Iselin was a portfolio manager for another investment adviser working in the Municipal Fixed Income group beginning in 1993.

S. Blake Miller is a Managing Director of NBIA. He is a Senior Portfolio Manager for the Municipal Fixed Income team. Mr. Miller joined NBIA in 2008. Prior to that time, he was the head of Municipal Fixed Income investing at another firm where he worked beginning in 1986.

(a)(2) The table below describes the other accounts for which the Registrant’s Portfolio Managers have day-to-day management responsibility as of October 31, 2019.
Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
James L. Iselin
Registered Investment Companies*	5	$983	0	$0
Other Pooled Investment Vehicles**	0	$0	0	$0
Other Accounts***	1,796	$2,213	0	$0
S. Blake Miller
Registered Investment Companies*	5	$983	0	$0
Other Pooled Investment Vehicles**	0	$0	0	$0
Other Accounts***	132	$1,073	0	$0

*	Registered Investment Companies include: Mutual Funds.
**
A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed above is not involved in the day-to-day management of the entire account.

***	Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP Accounts).

Conflicts of Interest (as of October 31, 2019)

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  A Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests.  In such a case, a Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity.  Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including the Fund, having similar or different objectives.  A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure).  Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the Fund.  Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant.  Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which the Registrant’s Portfolio Manager is responsible. In the ordinary course of operations certain businesses within the Neuberger Berman organization (the “Firm”) may seek access to material non-public information.  For instance, NBIA loan portfolio managers may utilize material non-public information in purchasing loans and from time to time, may be offered the opportunity on behalf of applicable clients to participate on a creditors committee, which participation may provide access to material non-public information.  The Firm maintains procedures that address the process by which material non-public information may be acquired intentionally by the Firm. When considering whether to acquire material non-public information, the Firm will take into account the interests of all clients and will endeavor to act fairly to all clients.  The intentional acquisition of material non-public information may give rise to a potential conflict of interest since the Firm may be prohibited from rendering investment advice to clients regarding the public securities of such issuer and thereby potentially limiting the universe of public securities that the Firm, including a Fund, may purchase or potentially limiting the ability of the Firm, including a Fund, to sell such securities.  Similarly, where the Firm declines access to (or otherwise does not receive) material non-public information regarding an issuer, the portfolio managers may base investment decisions for its clients, including a Fund, with respect to loan assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions.

NBIA and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
 (a)(3) Compensation (as of October 31, 2019)
Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions.  The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity. We also offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman.

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation.  Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

Restrictive Covenants.  Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, we cannot disclose individual restrictive covenant arrangements.

(a)(4) Ownership of Securities
Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Managers in the Registrant as of October 31, 2019.
Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
James L. Iselin	D
S. Blake Miller	B
A = None B = $1-$10,000 C = $10,001 - $50,000 D =$50,001-$100,000	E = $100,001-$500,000 F = $500,001-$1,000,000 G = Over $1,000,000

(b) Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.
Item 10.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which stockholders may recommend nominees to the Board.
Item 11. Controls and Procedures.
(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief

Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.
(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	The Fund did not engage in any securities lending activity during the fiscal year ended October 31, 2019.
(b)	The Fund did not did not engage in any securities lending activity and no services were provided by the securities lending agent to the Fund during the fiscal year ended October 31, 2019.
Item 13. Exhibits.
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Municipal Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21168 (filed January 7, 2019).
(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman New York Municipal Fund Inc.
By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President
Date: January 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President
Date: January 3, 2020

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:  January 3, 2020